Exhibit 10.2
TRANSUNION
SECOND AMENDED AND RESTATED 2015 OMNIBUS INCENTIVE PLAN
GRANT NOTICE
RESTRICTED STOCK UNITS
TransUnion (the “Company”), pursuant to the TransUnion Second Amended and Restated 2015 Omnibus Incentive Plan (the “Plan”), hereby grants to the Participant identified below an award of Restricted Stock Units that are contingent upon the Participant’s continued employment (the “Restricted Stock Units”) in such numbers as set forth below. Any reference hereunder to an “Award” shall mean, collectively or individually, Restricted Stock Units. Awards are subject to all of the terms and conditions as set forth herein, in the Award Agreement (attached hereto), and in the Plan, all of which are incorporated herein in their entirety. Capitalized terms not otherwise defined herein shall have the same meaning as set forth in the Plan.

Participant:	#ParticipantName#
Date of Grant: Number of Restricted Stock Units:	#GrantDate# #QuantityGranted#
Dividend Equivalents:
The holder of an outstanding Award shall be entitled to be paid dividend equivalent payments (in respect of the payment by the Company of dividends on shares of Common Stock) either in cash or, at the sole discretion of the Committee, in shares of Common Stock having a Fair Market Value equal to the amount of such dividends. Such dividend equivalents shall be subject to the vesting of the applicable Award to which the dividend equivalent relates and shall be payable at the same time as such applicable Award is settled. If such Award is forfeited without vesting, the Participant shall have no right to such dividend equivalent payments.

Vesting Schedule:	[•]
1.    Vesting of Restricted Stock Units. Except as provided otherwise in Sections 2 and 3 below, Restricted Stock Units will become vested if and only if the Participant remains continuously employed by the Company Group during the vesting schedule specified above.
2.    Termination of Employment. If the Participant’s employment with the Company Group terminates for any reason while any Award remains outstanding and eligible to vest, the Participant shall forfeit all unvested Awards (and, as a result, shall forfeit all shares of

Common Stock, or cash, and any related dividend equivalents that may otherwise have been delivered or paid pursuant to such Award); provided, however, that
(a)    if termination results from the Participant’s Disability or death, then the Restricted Stock Units granted hereunder will vest immediately in full on the date of such termination (and, as a result, the Participant shall be entitled to all shares of Common Stock, or cash, and any related dividend equivalents that may otherwise have been delivered or paid in connection with such Restricted Stock Units); and
(b)    if termination results from the Participant’s Retirement and the Participant timely executes a general release and waiver of claims in a form and manner determined by the Company in its sole discretion, then with respect to any Award that was granted in a calendar year prior to the calendar year of Retirement, with respect to each Tranche that is unvested as of the date of such Retirement a prorated portion of the Restricted Stock Units, based on the number of full and partial months worked during the vesting period beginning on the date of grant and ending on the vesting date applicable to such Tranche (the “Proration Factor”), will vest immediately (and, as a result, the Participant shall be entitled to all shares of Common Stock, or cash, and any related dividend equivalents that may otherwise have been delivered or paid in connection with such Restricted Stock Units). The number of prorated Restricted Stock Units that vest in connection with a Retirement shall be calculated by multiplying the number of Restricted Stock Units eligible to vest with respect to each such Tranche by the Proration Factor.
3.    Change in Control. If a Change in Control occurs, the following provisions shall apply with respect to the vesting of the Awards:
(a)    To the extent the successor entity in the Change in Control does not assume the Awards or substitute the Awards with an equivalent award on terms that are no less favorable to the Participant as compared to the Award, the Restricted Stock Units granted hereunder will vest immediately in full upon the effective date of the Change in Control (and, as a result, the Participant shall be entitled to all shares of Common Stock, or cash, and any related dividend equivalents that may otherwise have been delivered or paid in connection with such Restricted Stock Units); and
(b)    To the extent the successor entity in the Change in Control assumes the Awards or substitutes the Awards with an equivalent award on terms that are no less favorable to the Participant as compared to the Award, a “Qualifying Termination” (as such term is used in Section 12(c) of the Plan) shall mean a Triggering Event occurring prior to the second anniversary of the effective date of such Change in Control, and the Restricted Stock Units granted hereunder will vest immediately in full upon a Triggering Event (and, as a result, the Participant shall be entitled to all shares of Common Stock, or cash, and any related dividend equivalents that may otherwise have been delivered or paid in connection with such Restricted Stock Units).

4.    Definitions. For the purposes of this Grant Notice:
(a)    “Constructive Termination” means the occurrence of any one or more of the following events without the Participant's written consent: (i) with respect to any Participant holding the title of Director or above, any reduction in position, overall responsibilities, level of authority, title or level of reporting; (ii) a reduction in the Participant’s base compensation and annual incentive compensation opportunity, measured in the aggregate, which is not the result of a uniformly applied adjustment across all similarly situated personnel within the Company; or (iii) a requirement that the Participant's location of employment be relocated by more than fifty (50) miles from the Participant’s then-current location, provided, that any such event shall constitute a Constructive Termination only if the Participant gives written notice to the Committee within ten (10) days of the later of its occurrence or Executive’s knowledge thereof, the circumstances giving rise to the Constructive Termination are not cured within thirty (30) business days of such notice, and the Participant resigns from employment within sixty (60) days following such failure to cure. In the event that the Participant is a party to an employment, severance, retention or other similar agreement with the Company (or a successor entity) that defines a termination on account of “Constructive Termination,” “Good Reason” or “Breach of Agreement” (or a term having similar meaning), such definition shall apply as the definition of “Constructive Termination” for purposes hereof in lieu of the foregoing.
(b)    “Retirement” means the Participant’s termination of employment with the Company Group (for any reason other than Disability, death or Cause) at a time when (i) the Participant has attained the age of 55, (ii) the sum of the Participant’s age plus completed years of service with the Company Group is at least 65, (iii) the Participant has completed at least five (5) consecutive years of continuous service with the Company Group, and (iv) the Participant does not have an offer for and has not accepted employment with any other for profit business on financial terms and conditions substantially similar to those provided by the Company prior to the Vesting Date; provided, however, that unless the Committee agrees otherwise, no termination of employment shall be a Retirement unless the Participant has provided at least sixty (60) days’ advance written notice of the Participant’s intent to retire. Notwithstanding the foregoing, in the event that, following the Participant’s Retirement, the Participant is rehired by or otherwise becomes re-employed by the Company Group, the Participant may again become eligible for Retirement under the same terms described above. For purposes of determining such eligibility, “continuous service” shall recommence as of the Participant’s most recent rehire date with the Company Group. For the avoidance of doubt, the Participant must complete five (5) consecutive years of continuous service following the date of re-employment to qualify for any Retirement-related vesting, settlement, or other Retirement-based treatment under the Plan.

(c)     “Triggering Event” means (i) the Participant’s employment with the Company Group is terminated by the Company Group for any reason other than on account of death, Disability or Cause or (ii) the occurrence of a Constructive Termination.

*    *    *

THE UNDERSIGNED PARTICIPANT ACKNOWLEDGES RECEIPT OF THIS GRANT NOTICE WITH RESPECT TO RESTRICTED STOCK UNITS, THE AWARD AGREEMENT AND THE PLAN, AND, AS AN EXPRESS CONDITION TO THE GRANT OF AWARDS HEREUNDER, AGREES TO BE BOUND BY THE TERMS OF THIS GRANT NOTICE, THE AWARD AGREEMENT AND THE PLAN.

To the extent that the Company has established, either itself or through a third-party plan administrator, the ability to accept this award electronically, such acceptance shall constitute the Participant’s signature hereof.

Notwithstanding anything contained in the Grant Notice or the Award Agreement for this Award, in the event that the Participant does not affirmatively accept this Award (in a manner prescribed by the Company) prior to the first vesting date of the Award, this Award and the Restricted Stock Units subject to this Award will automatically and without further action be cancelled and terminated without consideration, and the Participant will have no further right or interest therein.

TRANSUNION	PARTICIPANT
By: [•] Title: [•] #Signature# #AcceptanceDate#

TRANSUNION
SECOND AMENDED AND RESTATED 2015 OMNIBUS INCENTIVE PLAN
AWARD AGREEMENT WITH RESPECT TO
RESTRICTED STOCK UNITS AND PERFORMANCE SHARE UNITS
Pursuant to the Grant Notice with respect to Restricted Stock Units or Performance Share Units (the “Grant Notice”) delivered to the Participant (as defined in the Grant Notice), and subject to the terms of this Award Agreement (including any addenda or exhibits) (this “Award Agreement”) and the TransUnion Second Amended and Restated 2015 Omnibus Incentive Plan (the “Plan”), TransUnion (the “Company”) and the Participant agree as follows. Capitalized terms not otherwise defined herein shall have the same meaning as set forth in the Plan.
The Award along with Participant’s continued employment, access to Confidential Information and customer relationships and other professional benefits, constitutes mutually agreed-upon consideration for the post-termination obligations set forth herein. The Participant further acknowledges that the Participant had the option of declining the Award and thereby declining to enter into this Award Agreement, including Sections 6 through 12, and freely chose to enter into this Award Agreement.
1.    Grant of Restricted Stock Units or Performance Share Units. Subject to the terms and conditions set forth herein and in the Plan, the Company hereby grants to the Participant the number of Restricted Stock Units (“Restricted Stock Units”) or Performance Share Units (“Performance Share Units”) provided in the Grant Notice (with each Restricted Stock Unit and each Performance Share Unit representing an unfunded, unsecured right to receive one share of Common Stock upon vesting). Any reference hereunder to an “Award” shall mean, collectively or individually, Restricted Stock Units or Performance Share Units, as applicable. The Company may make one or more additional grants of Awards to the Participant under this Award Agreement by providing the Participant with a new Grant Notice, which may also include any terms and conditions differing from this Award Agreement to the extent provided therein. The Company reserves all rights with respect to the granting of additional Awards hereunder and makes no implied promise to grant additional Awards.
2.    Vesting. Subject to the conditions contained herein and in the Plan, the Awards shall vest and the restrictions on such Awards shall lapse as provided in the Grant Notice.
3.    Settlement of Awards. The provisions of Section 9(d) of the Plan are incorporated herein by reference and made a part hereof.
4.    Treatment of Awards Upon Termination. Except as provided in the Grant Notice, the provisions of Section 9(c)(ii) of the Plan are incorporated herein by reference and made a part hereof.

5.    Definition of Confidential Information. “Confidential Information” shall mean any and all trade secrets (as defined by the Uniform Trade Secret laws, the Defend Trade Secrets Act, 18 U.S.C. § 1833, et seq., and/or applicable state law) and other confidential, proprietary and/or non-public information that the Company takes reasonable steps to protect or keep secret, whether in hard-copy, electronic format, communicated orally or in any other format, that the Participant acquires or is exposed to by and through the Participant’s employment with the Company and that the Participant knows or has reason to know is or should be treated as confidential to the Company, its affiliates, or its customers, or that the Company specifically designates or treats as confidential through its policies, procedures, or practices.
Confidential Information specifically includes, but is not limited to (i) Company methods of operation, systems and processes; (ii) information regarding the nature and type of services rendered and products sold by the Company; (iii) contracts and contract forms; (iv) the Company’s vendor, supplier, business partner lists and information; (v) technology developed by or for Company and all information derived therefrom, proprietary computer-based consulting tools and programs, pricing tools and programs, and operational tools and programs, screenshots and reports resulting therefrom, hardware/software licenses and designs, maintenance tools, product know-how and show-how, and all derivatives, improvements and enhancements to any of the above; (vi) names of and information regarding the Company’s current and former customers and prospects; (vii) information regarding the Company’s relationships with its customers and prospects, and sales and business records and reports with respect to such customers and prospects; (viii) pricing policies, matrices and architecture such as strategic profitability requirements in offering competitively priced products and services, specific customer pricing, quotation policies, quotations and bids to customers and prospects; (ix) particular customer and prospect information (whether or not publicly available to the extent it was specifically obtained the Company’s business efforts) developed or compiled by the Company, including without limitation contact names and details, data regarding its customer’s and prospect’s preferences and needs, and specific strategies for soliciting and maintaining each such customer and prospect; (x) Company personnel data and related information except for information relating solely to the Participant; (xi) the Company’s strategic plans, forecasts, anticipated or non-public projects or partnerships as it relates to its products or services; (xii) information received by the Company from third parties in confidence or pursuant to a duty of confidentiality; and (xiii) the Company’s discoveries, inventions, marketing and business plans, goals and strategies, financial data, business volume, research and development efforts and projections for any of the foregoing. All Confidential Information is, and shall at all times remain, the sole property of the Company (or, in the case of Confidential Information belonging to the Company’s affiliates, customers, or other third parties, of such third party).

Notwithstanding the foregoing, Confidential Information does not include information that is in the public domain or generally known to the public in the particular form thereof (in either case, exclusive of compiled information that may be created only with great effort or expense), other than information that became public as a result of a breach of a duty of confidentiality; information known to the Participant prior to first receipt of or access to such information in the course of the Participant's employment with the Company; or information rightfully received by the Participant outside the course of the Participant's employment with the Company from a third party who does not owe the Company a duty of confidentiality with respect to such information.

6.    Non-Disclosure of Confidential Information. Participant agrees that the Participant will use Confidential Information exclusively on behalf of the Company and will not, except in the normal and proper course of performing the Participant's duties on behalf of the Company or as otherwise set forth herein, directly or indirectly, in any capacity, at any time during or after termination of the Participant’s employment with the Company for whatever reason, whether said termination was voluntary or involuntary, disclose Confidential Information in any manner, or use Confidential Information for the Participant's benefit or on behalf of any Competitor or third party, except as protected herein below or in Section 21. The Participant further agrees that Participant will not copy or record or allow to be copied or recorded any Confidential Information for any purpose other than for use by or on behalf of the Company.
The Participant recognizes that the restrictions in this Section 6 shall survive the termination of the employment of the Participant with the Company for whatever reason, whether such termination was voluntary or involuntary, and the termination of this Award Agreement. The Participant's obligations under this Section 6 with respect to any specific Confidential Information shall cease when that specific portion of Confidential Information, in the same or an equally useable form to that maintained by the Company, becomes publicly known in its entirety and without combining portions of such information obtained separately, other than as a result of a breach of a duty of confidentiality, or otherwise loses its confidential status. It is understood that such Confidential Information of the Company includes matters that the Participant conceives or develops while employed at the Company, as well as matters the Participant learns from other employees of the Company.

If Participant is requested, becomes legally compelled (by oral questions, interrogatories, requests for information or documents, subpoena, civil or criminal investigation demand, court order, or similar process) or is required by a regulatory body to make any disclosure that is prohibited or otherwise constrained by the non-disclosure requirements herein, Participant will provide the Company with prompt notice of such request so that the Company may seek an appropriate protective order or other appropriate remedy. Subject to the foregoing, the Participant may furnish only that portion of Confidential Information that the Participant is legally compelled to disclose, and take all reasonable and necessary measures to continue to protect the Company’s Confidential Information.

Further, Participant may disclose the terms and provisions of this Award Agreement as reasonably necessary to comply with the terms herein, to its legal and tax advisors, lenders, and banking institutions. Nothing in this Award Agreement prohibits Participant from engaging in any Protected Rights (as set forth in Section 21 below), without prior notice to or cooperation with the Company.

7.    Noncompetition. The Participant acknowledges and agrees with the Company that the Participant’s services to the Company are unique in nature and that the Company would be irreparably damaged if Participant were to provide or engage in Competitive

Business Activity on behalf of any Competitor during the Restricted Period as defined below. Participant accordingly covenants and agrees that during the period commencing with the date of this Award Agreement and, (i) for Directors and Senior Directors in non-sales positions subject to this Award Agreement, ending on the date that is six (6) months following the termination of the Participant’s employment with the Company for any reason, or (ii) for Vice Presidents, Senior Vice Presidents, and Executive Vice Presidents subject to this Award Agreement, as well as sales positions, ending on the date that is twelve (12) months following the termination of the Participant’s employment with Company for any reason (as applicable, the “Restricted Period”), the Participant shall not, during the Participant’s Restricted Period, either for himself or herself or for or through any other individual, corporation, partnership, joint venture or other entity, in any capacity: (i) engage or prepare to engage in any Competitive Business Activity, (ii) be employed by, consult for or otherwise provide services to any Competitor in a role that is the same or similar to any role the Participant held at any time during the last two years of the Participant’s employment with the Company, that is executive, managerial, operational or sales-oriented in nature, or in which the Participant could reasonably be expected to use or disclose Confidential Information, or (iii) own or have any direct or indirect interest in any Competitor, but excluding any passive investment made by the Participant in any public entity that is or includes a Competitor, provided such investment is not greater than 3% of market value of such public entity.
8.    Geographic Scope. The provisions of Section 7 shall apply to any city and county and state and province and territory and region and country and other jurisdiction that the Participant serviced or had responsibility for on behalf of the Company or for which the Participant had access to Confidential Information about through the Participant’s position and responsibilities at the Company during the two (2) years preceding the termination of the Participant’s employment (the “Restricted Territory”).

9.    Nonsolicitation of Restricted Customers. The Participant further covenants and agrees that during employment with the Company and for twelve (12) months following the termination of the Participant’s employment with the Company for any reason, the Participant shall not, either for himself or herself or for or through any other individual, corporation, partnership, joint venture or other entity, solicit, attempt to solicit, induce or attempt to induce, or call upon for purposes of offering Competitive Services to, any Restricted Customer of the Company or in any other way intentionally interfere with the relationship between any such Restricted Customer and the Company.

10.    Nonsolicitation of Restricted Employees, Agents or Business Partners. The Participant further covenants and agrees that during employment with the Company and for twelve (12) months following the termination of the Participant’s employment with the Company for any reason, the Participant shall not, either for himself or herself or for or through any other individual, corporation, partnership, joint venture or other entity, solicit or attempt to solicit for employment or hire any Restricted Employees, Agents or Business Partners of the Company, induce or attempt to induce any Restricted Employees, Agents or Business Partners of the Company to terminate his or her employment or association with the Company or in any way intentionally interfere with the relationship between any such Restricted Employee, Agent or Business Partner and the Company.

11.    Duty to Disclose Agreement and Report New Employer. The Participant acknowledges that the Company has a legitimate business purpose in the protection of its trade secrets and other Confidential Information, competitive position, methods of operation, processes, products, procedures, customers, prospects and vendors. The Participant also recognizes and agrees that the Company has the right to such information as is reasonably necessary to inform the Company whether the terms of this Award Agreement are being complied with. Accordingly, Participant agrees that during Participant’s applicable Restricted Period as set forth in Section 7 (“Noncompetition”) following the Participant’s termination of employment for any reason, he/she will promptly and forthrightly provide any potential new employer or others with whom they may work or engage in any other business endeavor with a copy of this Award Agreement and notify them of his/her obligations contained herein prior to accepting such employment, work or other business endeavor. At least five (5) days prior to beginning such employment, work or other business endeavor, the Participant also agrees to provide the Company with the identity of his/her new employer(s) and a description of the services being provided by the Participant in sufficient detail to allow the Company to reasonably determine whether such activities fall within the scope of activities prohibited by the provisions of this Award Agreement.

12.    Nondisparagement. The Participant shall not, directly or indirectly, disparage the Company and/or communicate, either in writing or orally, any statement that bears negatively on the Company’s reputation, services, products, principals, customers, policies, shareholders, officers, directors, officials, executives, employees, agents, representatives, business or other legitimate interests of the Company. Nothing in this Section prevents the Participant from truthfully responding to a court order, subpoena or other legal process or engaging in any Protected Rights.

13.    Acknowledgments. The Participant acknowledges that the restrictions contained in this Award Agreement do not preclude the Participant from earning a livelihood, nor do they unreasonably impose limitations on the Participant’s ability to earn a living. The Participant agrees and acknowledges that the potential harm to the Company resulting from the non-enforcement of Sections 6 through 12 outweighs any potential harm to the Participant of the enforcement of such provisions by injunction or otherwise. The Participant acknowledges that the Participant has carefully read this Award Agreement and has given careful consideration to the restraints imposed upon the Participant by this Award Agreement and is in full agreement regarding their necessity for the reasonable and proper protection of the business goodwill and competitive positions of the Company now existing or to be developed in the future and that each and every restraint imposed by this Award Agreement is reasonable with respect to subject matter, time period and geographical area. Finally, Participant acknowledges that depending on the jurisdiction in which the Participant resides or works, Sections 6 through 12 and 29 (or other Section specified in the Addenda attached hereto) may be modified based on the jurisdiction-specific Addenda attached hereto.

14.    Certain Definitions. For purposes of this Award Agreement, the following definitions will apply:
(a)    “Company” as used in this Award Agreement with reference to employment shall include the Company and its subsidiaries and affiliates.
(b)    “Competitor” means any businesses or persons engaged in or preparing to engage in any Competitive Business Activity.

(c)    “Competitive Business Activity” means directly or indirectly developing, designing, manufacturing, distributing, providing, selling, marketing or offering any Competitive Services.

(d)     “Competitive Service” means any product or service that competes with, or is meant to compete with, any product or service developed, distributed, designed, marketed, offered or provided by the Company that is the same or substantially similar to the products and services developed, distributed, designed, marketed, offered or provided by the Company (or which the Company has taken material steps to develop, distribute, design, market, offer, or provide) that the Participant worked with, had responsibility for, or about which the Participant received or developed Confidential Information, during the twenty-four (24) month period preceding the date of termination of the Participant’s employment with the Company.
(e)    “employment” as used in Sections 6 through 12 means employment, engagement as a consultant or contractor, or any other service relationship, and the Participant acknowledges that the Participant’s transfer of employment from one affiliate to another of the Company or reclassification as a contractor or employee shall be deemed continuous employment for purposes of the restrictive covenants set forth in Sections 6 through 12.

(f)    “Participant,” when used under circumstances where the provision should logically be construed to apply to the executors, the administrators, or the person or persons to whom the Awards may be transferred in accordance with the Plan, shall be deemed to include such person or persons.

(g)    “Restricted Customer” means each and every customer with whom the Company has a present, anticipated or ongoing business relationship or with whom Company conducted business within the twelve (12) months immediately preceding the termination of the Participant’s employment and with whom the Participant, in the twenty-four (24) months preceding his or her termination with the Company, either had (i) material contact with as part of the Participant’s employment with Company; (ii) responsibility for soliciting or servicing its business on behalf of the Company or (iii) access to proprietary pricing, marketing, sales, or other Confidential Information with respect to such customer.

(h)     “Restricted Employee, Agent or Business Partner” means each and every individual who is, or was in the twelve (12) months prior to the termination of the Participant’s employment, an employee, consultant, agent, other service provider, or business partner of the Company and (i) with whom the Participant had supervisory or managerial responsibility over or material contact with in the course of the Participant conducting business on behalf of the Company; or (ii) about whom the Participant had access to Confidential Information.

15.    Independent Legal Advice and Review Period. The Participant acknowledges that the Participant has received a copy and read this Award Agreement, that the Participant has at least 14 days to review it and is hereby advised to consult an attorney regarding its terms and conditions (at his/her expense), although the Participant may choose to execute before the expiration of 14 days. The Participant agrees that the Participant is executing this Award Agreement voluntarily and in good faith and agrees that the restrictions on competition set forth in this Award Agreement are reasonable and necessary for the protection of the Company’s business.
16.    Non-Transferability. The Awards are not transferable by the Participant except to Permitted Transferees in accordance with Section 14(b) of the Plan. Except as otherwise provided herein, no assignment or transfer of the Awards, or of the rights represented thereby, whether voluntary or involuntary, by operation of law or otherwise, shall vest in the assignee or transferee any interest or right herein whatsoever, but immediately upon such assignment or transfer the Awards shall terminate and become of no further effect.
17.    Rights as Stockholder; Additional Agreements. The Participant or a permitted transferee of the Awards shall have no rights as a stockholder with respect to any share of Common Stock underlying an Award unless and until the Participant shall have become the holder of record or the beneficial owner of such Common Stock and, subject to Section 12 of the Plan, no adjustment shall be made for dividends or distributions or other rights in respect of such share of Common Stock for which the record date is prior to the date upon which the Participant shall become the holder of record or the beneficial owner thereof. The Company reserves the right to impose other requirements on the Participant’s participation in the Plan, the Awards, or settlement of the Awards, to the extent the Company determines it is necessary or advisable for legal or administrative reasons, and to require the Participant to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing.
18.    Tax Withholding. The provisions of Section 14(d) of the Plan are incorporated herein by reference and made a part hereof; provided, that the Committee may allow a withholding of shares in excess of the minimum required statutory liability if the Committee determines that such excess withholding would not result in adverse accounting consequences.
19.    Clawback/Repayment. All Awards granted under the Plan (or any successor plan), any shares of Common Stock or cash issued pursuant to an Award (including from dividend equivalent units), and any amount received with respect to any sale of any shares of Common Stock issued pursuant to an Award shall be and remain subject to reduction, cancellation, forfeiture or recoupment to the extent necessary to comply with (1) any clawback, forfeiture or other similar policy adopted by the Board or the Committee and as in effect from time to time, and (2) applicable law, including, but not limited to, the applicable rules and regulations of the Securities and Exchange Commission and the NYSE or any other securities exchange or inter-dealer quotation system on which the Common Stock is listed or quoted. In addition, if the Participant receives any amount in excess of the amount that the Participant should have otherwise received under the terms of the Awards for any reason (including, without limitation, by reason of a financial restatement, mistake in calculations or other administrative error), the Committee may provide that the Participant shall be required to repay any such excess amount to the Company.

20.    Detrimental Activity. Notwithstanding anything to the contrary contained in the Plan, the Grant Notice or this Award Agreement, if the Participant has engaged or engages in any Detrimental Activity (as defined in the Plan) or otherwise has violated Sections 6 through 10 of this Award Agreement, the Committee may, in its sole discretion, (1) cancel any or all of the Awards, and (2) require the Participant to forfeit any amount or gain realized due to the vesting of such Awards, and to repay any such amount or gain promptly to the Company.
21.    Protected Rights. The Participant understands that nothing contained in this Award Agreement prevents or restricts the Participant from: (i) discussing or disclosing information about unlawful acts in the workplace, such as harassment, discrimination, retaliation, sexual assault, wage and hour violations or any other conduct that the Participant has reason to believe is unlawful; (ii) consulting with the Participant’s legal counsel; (iii) exercising any rights the Participant may have under Section 7 of the National Labor Relations Act or similar applicable law, such as the right to engage in concerted activity, including collective action or discussion concerning wages or working conditions; (iv) reporting possible violations of law or regulation to, file a charge or complaint with, or providing non-privileged information to the Securities and Exchange Commission, the Equal Employment Opportunity Commission, the National Labor Relations Board, the Occupational Safety and Health Administration, the Department of Justice, the Congress, any Inspector General, or any other federal, state or local governmental agency, commission, or regulator, any agency’s inspector general or attorney general, or law enforcement (collectively, “Government Agencies”). The Participant further understands that this Award Agreement does not limit the Participant’s ability to communicate with any Government Agencies or otherwise participate in any investigation or proceeding that may be conducted by any Government Agency, including providing documents or other information, without notice to the Company. Pursuant to 18 U.S.C. § 1833(b), and as set forth fully therein, notice is hereby given that an individual shall not be held criminally or civilly liable under any federal or state trade secret law for the disclosure of a trade secret that is made in confidence to a federal, state, or local government official, either directly or indirectly, or to an attorney, solely for the purpose of reporting or investigating a suspected violation of law; or is made in a complaint or other document filed in a lawsuit or other proceeding, if such filing is made under seal. An individual who files a lawsuit for retaliation by an employer for reporting a suspected violation of law may disclose the trade secret to the attorney of the individual and use the trade secret information in the court proceeding, if the individual files any document containing the trade secret under seal and does not disclose the trade secret, except pursuant to court order. The activities set forth in this Section 21 are referred to herein as “Protected Rights”.

22.    Notice. Every notice or other communication relating to this Award Agreement between the Company and the Participant shall be in writing, and shall be mailed, transmitted or delivered to the party for whom it is intended at such physical or electronic (e-mail) address as may from time to time be designated by such party in a notice mailed or delivered to the other party as herein provided; provided that, unless and until some other address be so designated, all notices or communications by the Participant to the Company shall be mailed, transmitted or delivered to the Company at its principal executive office, to the attention of the Company Secretary, and all notices or communications by the Company to the Participant may be given to the Participant personally or may be mailed or transmitted to the

Participant at the Participant’s last known address or e-mail address, as reflected in the Company’s records. Notwithstanding the above, all notices and communications between the Participant and any third-party plan administrator shall be mailed, delivered, transmitted or sent in accordance with the procedures established by such third-party plan administrator and communicated to the Participant from time to time.
23.    No Right to Continued Service. This Award Agreement does not confer upon the Participant any right to continue as an employee or service provider to the Company.
24.    Binding Effect. This Award Agreement shall be binding upon the heirs, executors, administrators and successors of the parties hereto, each of the Company and its subsidiaries, and each of their respective Affiliates, shall have the right to enforce the provisions and obligations of this Award Agreement.
25.    Waiver and Amendments. Except as otherwise set forth in Section 13 of the Plan, any waiver, alteration, amendment or modification of any of the terms of this Award Agreement shall be valid only if made in writing and signed by the parties hereto; provided, however, that any such waiver, alteration, amendment or modification may be consented to on the Company’s behalf by the Committee. No waiver by either of the parties hereto of their rights hereunder shall be deemed to constitute a waiver with respect to any subsequent occurrences or transactions hereunder unless such waiver specifically states that it is to be construed as a continuing waiver.
26.    Severability. Participant understands and agrees that the provisions of this Award Agreement are severable so that if any part or portion of any of the Award Agreement, or the Sections contained herein, shall be held to be void, unenforceable or contrary to public policy, the remaining portion of the Award Agreement or Section shall remain in full force and effect.
27.    Enforceability and Remedies. The Participant acknowledges that in the event of breach or threatened breach of any of the provisions of Sections 6-10, monetary damages shall not constitute a sufficient remedy, and that the Company will be irreparably harmed without adequate remedy at law. Consequently, in the event of any such threatened or actual breach, the Company, in addition to other rights and remedies existing in its favor, may seek and obtain specific performance and/or injunctive or other relief in order to enforce or prevent any violations of the provisions hereof, without the need to post bond or other security. Further, in the event that any term or provision of this Award Agreement is determined by a court or other adjudicative body to be unenforceable because of the duration or scope of such term or provision, then the duration or scope of such term or provision, as applicable, shall be reduced by the minimum extent necessary to be enforceable and such term or provision shall then be enforced, in its reduced form, according to the terms thereof. In the event that any term or provision of this Award Agreement is determined by a court or other adjudicative body to be unenforceable for any other reason, the illegality or invalidity of that term or provision shall not affect the enforceability of the remaining parts of this Award Agreement and the Award

Agreement shall be construed and enforced as if the illegal or invalid term or provision had not been included.
28.    Legal Fees. In the event that the Company initiates litigation to enforce any provision of this Award Agreement, including but not limited to Sections 6-10, and is the prevailing party in such litigation or efforts to enforce, the Company shall be entitled to recover from the Participant reasonable legal fees and costs, including reasonable attorneys’ fees, incurred by the Company in connection with such litigation or efforts to enforce, in addition to any and all other rights and remedies.
29.    Governing Law. This Award Agreement shall be construed and interpreted in accordance with the laws of the State of Delaware, without regard to the principles of conflicts of law thereof. Notwithstanding anything contained in this Award Agreement, the Grant Notice or the Plan to the contrary, if any suit or claim is instituted by the Participant or the Company relating to this Award Agreement, the Grant Notice or the Plan, the Participant hereby submits to the exclusive jurisdiction of and venue in the courts of Delaware..
30.    Plan. The terms and provisions of the Plan are incorporated herein by reference. In the event of a conflict or inconsistency between the terms and provisions of the Plan and the provisions of this Award Agreement, the Plan shall govern and control.
31.    Section 409A. It is intended that the Awards granted hereunder shall be exempt from Section 409A of the Code pursuant to the “short-term deferral” rule applicable to such section, as set forth in the regulations or other guidance published by the Internal Revenue Service thereunder. The certification by the Compensation Committee and payment with respect to the Awards will occur between January 1 and March 15 of the calendar year following the end of the Performance Period. The Company does not guarantee any particular tax effect with respect to the Awards.
32.    Successors and Assigns. The terms and provisions of the Plan shall inure to the benefit of the Company, its subsidiaries, affiliates, successors and assignees, or nominees and the Participant, Participant’s heirs, executors, and legal personal representative. Company may assign its rights under the Award Agreement to its subsidiaries, affiliates, successors and assignees, or nominees who will then have the right to enforce this Award Agreement. Participant’s obligations under the Plan shall survive any assignment, regardless of the manner of or reasons for such assignment, and more specifically, changes in the Participant’s terms and conditions of employment will not invalidate the covenants contained in Sections 6 through 10 herein.
*    *    *

JURISDICTION-SPECIFIC ADDENDA

The attached jurisdiction-specific addenda comprise additional country- and state-specific notices, disclaimers, and/or terms and conditions that apply to individuals who work or reside in the countries or states listed below and that may be material to the Participant’s participation in the Plan. Such notices, disclaimers, and/or terms and conditions may also apply, from the Grant Date, if the Participant moves to or otherwise is or becomes subject to the applicable laws or Company policies of the jurisdiction listed. Furthermore, the Participant acknowledges that the applicable laws of the country and/or state in which the Participant is residing or working at the time of grant, vesting and settlement of the Award or the sale of Common Stock received pursuant to the Award (including any rules or regulations governing securities, foreign exchange, tax, labor, or other matters) may subject the Participant to procedural or regulatory requirements. The Participant agrees that the Participant will be solely responsible for compliance with such requirements and will hold the Company and its Affiliates harmless for any non-compliance with such requirements. The Participant hereby agrees not to bring any claims against the Company or any of its Affiliates for any penalties or other adverse consequences to the Participant as a result of non-compliance with these laws and rules. In addition, because foreign exchange regulations and other local laws are subject to frequent change, the Participant is advised to seek advice from his or her own personal legal and tax advisor prior to accepting or settling an Award or holding or selling Common Stock acquired under the Plan. The Company is not providing any tax, legal or financial advice, nor is the Company making any recommendations regarding the Participant’s acceptance of the Award or participation in the Plan. Unless otherwise noted below, capitalized terms shall have the same meaning assigned to them under the Plan or the Award Agreement. These jurisdiction-specific addenda form part of the Award Agreement and should be read in conjunction with the Award Agreement and the Plan.

Securities Law Notice: Unless otherwise noted, neither the Company nor its Common Stock is registered with any local stock exchange or under the control of any local securities regulator outside the United States. The Award Agreement (of which these jurisdiction-specific addenda are a part), the Plan, and any other communications or materials that the Participant may receive regarding participation in the Plan do not constitute advertising or an offering of securities outside the United States, and the issuance of securities described in any Plan-related documents is not intended for public offering or circulation in the Participant’s jurisdiction.

AWARD AGREEMENT WITH RESPECT TO
RESTRICTED STOCK UNITS AND PERFORMANCE SHARE UNITS

ADDENDUM FOR PARTICIPANTS RESIDING IN AUSTRALIA

TransUnion, a Delaware corporation with its principal place of business at 555 West Adams, Chicago, IL 60661 (“TransUnion”) and the above-named employee who resides in Australia, having entered into this Award Agreement as of the date of grant (the “Award Agreement”) hereby agree to and do amend the Award Agreement as follows. In all other respects, and except as expressly modified herein, all other terms and conditions of the Award Agreement shall remain in full force and effect.

Securities Law Notice. Offers to Participants in Australia under the Plan (the “Offer”) are made under Division 1A of Part 7.12 of the Corporations Act 2001 (Cth). A copy of the Plan is available upon request and free of charge, within a reasonable period following your request, from hronline@transunion.com.

General Advice Only. Any advice given to the Participant in connection with the Offer is general advice only. It does not take into account the objectives, financial situation and needs of any particular person. No financial product advice is provided in the documentation relating to the Plan and nothing in the documentation should be taken to constitute a recommendation or statement of opinion that is intended to influence the Participant in making a decision to participate in the Plan. This means that the Participant should consider obtaining his or her own financial product advice from an independent person who is licensed by the ASIC to give such advice.

Australian Dollar Equivalents. The Award is issued for no consideration, meaning that the Participant will not have to pay anything to receive the Award or the underlying Common Stock. However, the Australia dollar equivalent of the current market price of the underlying shares subject to the Award may be determined by reference to the daily exchange rate published by the Reserve Bank of Australia on the relevant date. Note that the exchange rate may fluctuate, and the Australian dollar equivalent of the market price will depend on the then-current U.S. dollar/Australian dollar exchange rate.

Issue of Award. The Award will be issued for no consideration.

Settlement. Notwithstanding any discretion in the Plan or the Award Agreement to the contrary, settlement of the Award shall be in Common Stock and not, in whole or in part, in the form of cash.

AWARD AGREEMENT WITH RESPECT TO
RESTRICTED STOCK UNITS AND PERFORMANCE SHARE UNITS

ADDENDUM FOR PARTICIPANTS RESIDING IN BRAZIL

TransUnion, a Delaware corporation with its principal place of business at 555 West Adams, Chicago, IL 60661 (“TransUnion”) and the above-named employee who resides in Brazil, having entered into this Award Agreement as of the date of grant (the “Award Agreement”) hereby agree to and do amend the Award Agreement as follows. In all other respects, and except as expressly modified herein, all other terms and conditions of the Award Agreement shall remain in full force and effect.

Notice of Private Offering. It is intended that the grant of Restricted Stock Units or Performance Share Units by the Company to the Participant under the Award Agreement shall not constitute a “public offering” in Brazil, as defined in CVM Ruling No. 160 of the Brazilian Securities Exchange Commission (CVM), dated July 13, 2022 and, therefore, prior registration with the relevant securities authorities in Brazil is not required.

Labor Law Policy and Acknowledgement. By accepting this award of Restricted Stock Units or Performance Share Units, the Participant acknowledges and agrees that (i) the benefits provided under the Grant Notice, Award Agreement and the Plan are the result of commercial transactions unrelated to the Participant’s employment and, also, are established voluntarily by TransUnion, with discretionary nature; (ii) the Grant Notice, Award Agreement and the Plan are not a part of the terms and conditions of the Participant’s employment and, therefore, are not part of normal or expected compensation or salary for any purposes, including, but not limited to, calculating any severance, resignation, termination, redundancy, dismissal, end-of-service payments, bonuses, long-service awards, pension or retirement or welfare benefits, or similar payments, and in no event should they be considered as compensation for, or relating in any way to, past services for TransUnion or any Subsidiary or Affiliate of TransUnion.; (iii) the income from the vesting of the Restricted Stock Units and Performance Share Units, if any, is not part of the Participant’s remuneration from employment; (iv) the Participant’s involvement in the Grant Notice, Award Agreement and the Plan shall not create a right to further employment with the Participant’s employer and shall not interfere with the ability of the TransUnion to terminate the Participant’s employment relationship at any time, for any or no reason to the extent permitted under applicable law; and (v) The Participant is voluntarily taking part in the Grant Notice, Award Agreement and the Plan.

Compliance with Applicable Law. By accepting the award of Restricted Stock Units or Performance Share Units, the Participant agrees to comply with applicable Brazilian tax laws and to pay any and all applicable taxes, social insurance, payroll taxes, fringe benefits taxes, payment on account or others tax-related items associated with the vesting of the Restricted Stock Units or Performance Share Units, the receipt of dividends and/or the sale of shares of Common Stock acquired upon vesting and settlement of the Restricted Stock Units or Performance Share Units.

Finally, the Participant shall pay to TransUnion any amount of tax-related items that TransUnion may be required to withhold or account for as a result of the Participant’s involvement in the Plan that cannot be satisfied by the means previously described. TransUnion may refuse to issue or deliver the Restricted Stock Units or Performance Share Units if the Participant fails to comply with their obligations in connection with the tax-related items.

TransUnion and its Subsidiaries are not providing any tax, legal, or financial advice, nor are TransUnion and its Subsidiaries making any recommendations regarding the Participant’s involvement in the Plan or the Participant’s acquisition or sale of the underlying Restricted Stock Units or Performance Share Units. The Participant is hereby advised to consult with their own personal tax, legal, and financial advisors regarding their involvement in the Plan before taking any action related to the Plan.

Language Consent for Employees. The parties acknowledge that this Award Agreement, as well as all documents, notices, and legal proceedings entered into, given or instituted pursuant hereto or relating directly or indirectly hereto, be drawn up in English. The Participant agrees and confirms that the Participant is fluent in the English language, and fully understands the terms of the Plan and this Award Agreement written in English.

Data Protection. The Participant acknowledges that, considering the effectiveness of the Law No. 13,709/2018 (Brazil General Data Protection Law), TransUnion may, at its sole discretion and based on the grounds of its legitimate interest, gather, collect, process, store, transfer and share the Participant’s personal information in order to comply with legal, regulatory and other obligations set forth in this Award Agreement. The Participant also acknowledges that TransUnion may transfer the Participant’s information or personal data internationally, using appropriate transfer mechanisms as permitted by the law.

Electronic Delivery. TransUnion may deliver any documents related to current or future participation in the Plan by electronic means. The Participant consents to receive those documents by electronic delivery and to participate in the Plan through any online or electronic system established and maintained by TransUnion or a third party designated by TransUnion

AWARD AGREEMENT WITH RESPECT TO
RESTRICTED STOCK UNITS AND PERFORMANCE SHARE UNITS

ADDENDUM FOR PARTICIPANTS RESIDING IN CANADA

TransUnion, a Delaware corporation with its principal place of business at 555 West Adams, Chicago, IL 60661 (“TransUnion”) and the above-named employee who resides in Canada, having entered into this Award Agreement as of the date of grant (the “Award Agreement”) hereby agree to and do amend the Award Agreement as follows. In all other respects, and except as expressly modified herein, all other terms and conditions of the Award Agreement shall remain in full force and effect.

Terms and Conditions

1.    Restricted Stock Units and Performance Share Units Settled in Cash or Shares Acquired in the Open Market Only. Notwithstanding anything to the contrary in the Plan, the Grant Notice or the Award Agreement, I understand that any Restricted Stock Units or Performance Share Units granted to me shall be paid in cash or by delivery of previously issued shares of the Company acquired in the open market.
2.    Settlement Date. Notwithstanding anything to the contrary in the Plan, the Grant Notice or the Award Agreement, any Restricted Stock Units or Performance Share Units will be settled no later than December 31 of the calendar year in which the vesting occurs.
3.    Termination. Notwithstanding any terms or conditions of the Plan or the Award Agreement to the contrary, in the event of the termination of the Participant’s employment with the Company Group, the right of the Participant to receive any unvested Award (and all shares of Common Stock, or cash, and any related dividend equivalents that may otherwise have been delivered or paid pursuant to such Award) will terminate effective as of the later of: (i) the date that the Participant actually ceases to perform services for the Company Group, as recorded by the Company Group; and (ii) the last day of the period during which the Participant is entitled to notice of termination only if and as required under applicable minimum employment standards legislation (the “Termination Date”). For greater certainty, the Termination Date shall be determined without reference to any statutory severance or any contractual or common law notice of termination of which the Participant is in receipt or may be eligible to receive at common law, pursuant to a contract, or otherwise; and no grants or damages in lieu thereof are payable with respect to any applicable statutory severance period or contractual or common law notice period. Notwithstanding the foregoing, in no event will a Participant receive less under the Award Agreement than that required by applicable minimum employment standards legislation. The Company Group reserves the right to terminate the employment of the Participant, regardless of the effect of such termination of employment on entitlements under the Award Agreement. The Participant hereby waives, and irrevocably releases each member of the Company Group from, any claim or entitlement to compensation or damages that may arise from any forfeiture of Awards as a result of the cessation of vesting on the Termination Date.
4.    Voluntary Participation. The Participant hereby acknowledges that they have voluntarily agreed to participate in the Plan and to accept the Award evidenced by the Award Agreement.
The following provision will apply to residents of Quebec only:

5.    Language Consent. The parties acknowledge that it is their express wish that this Award Agreement, as well as all documents, notices, and legal proceedings entered into, given or instituted pursuant hereto or relating directly or indirectly hereto, be drawn up in English.
Les parties reconnaissent avoir exigé la rédaction en anglais de cette convention, ainsi que de tous documents, avis et procédures judiciaires, exécutés, donnés ou intentés en vertu de, ou liés directement ou indirectement à la présente convention.

The following provision will apply to residents of Ontario only:
6.    Amendment to Noncompetition Covenant. Notwithstanding anything to the contrary in the Plan, the Grant Notice or the Award Agreement, with respect to any Participant who is a resident of the Province of Ontario and not a C-suite executive of the Company Group, Section 7 of the Award Agreement (Noncompetition) is hereby amended to provide that such Participant may, at any time after the termination of the Participant’s employment, participate in any Competitive Business Activity on behalf of a Competitor but, if such Competitive Business Activity on behalf of a Competitor occurs during the post-employment portion of the Restricted Period, such Competitive Business Activity shall be deemed Detrimental Activity under the Plan and be subject to the financial consequences set out in Section 14(x) of the Plan.

Notifications

Additional Restrictions on Resale. In addition to the restrictions on resale and transfer noted in the Plan and the Award Agreement, securities granted or purchased under the Plan may be subject to certain restrictions on resale imposed by Canadian provincial securities laws. You are encouraged to seek legal advice prior to any resale of such securities. In general, Participants resident in Canada may resell their securities in transactions carried out on exchanges outside of Canada.

AWARD AGREEMENT WITH RESPECT TO
RESTRICTED STOCK UNITS AND PERFORMANCE SHARE UNITS

ADDENDUM FOR PARTICIPANTS RESIDING IN CHILE

TransUnion, a Delaware corporation with its principal place of business at 555 West Adams, Chicago, IL 60661 (“TransUnion”) and the above-named employee who resides in Chile, having entered into this Award Agreement as of the date of grant (the “Award Agreement”) hereby agree to and do amend the Award Agreement as follows. In all other respects, and except as expressly modified herein, all other terms and conditions of the Award Agreement shall remain in full force and effect.

Terms and Conditions

1.    Securities Notice: Neither TransUnion, Transunion Soluciones de Informacion Chile S.A., nor the Second Amended and Restated 2015 Omnibus Incentive Plan have been registered in the Registro de Valores (Securities Registry) or in the Registro de Valores Extranjeros (Foreign Securities Registry) of the Comisión para el Mercado Financiero de Chile (Chilean Commission for the Financial Market or “CMF”) and therefore, are not subject to the oversight of the CMF. The securities offered under the aforementioned incentive plan will be offered in Chile solely pursuant to Norma de Carácter General 336 (General Regulation No. 336) of the CMF, which constitutes an exception to the registration requirements applicable to the offering of securities. Since the shares are not registered, the issuer has no obligation under Chilean law to deliver public information in Chile in their respect. The shares will not be subject to a public offering in Chile unless they are registered in the Registro de Valores Extranjeros (Foreign Securities Registry) of the CMF. The commencement date of the offer is February 28, 2025.

2.    Employment Notice: The Participant understands that their participation under the Plan constitutes an employment benefit under their employment relationship with the Chilean TransUnion subsidiary: Transunion Soluciones de Informacion Chile S.A. and does therefore not imply the existence of any employment or similar relationship with TransUnion or its related entities abroad. For purposes of formally becoming a participant under the Plan, the Participant will additionally be required to sign an addendum to the employment contract with their local employment entity and will be also bound by the terms and conditions outlined in said addendum.

3.    Termination Definitions: For purposes of regulations regarding grounds for termination, the following definitions must be observed:

a)    Disability: A termination based on mutual agreement of the parties (Article 159 No.1 of the Chilean Labor Code), due to the Participant’s disability. For purposes of agreeing to this termination, a disability certificate issued by the competent authority must be exhibited.

b)    Death: Termination of the Participant’s employment based on the ground of death of the employee, regulated under Article 159 No.3 of the Chilean Labor Code.
c)    Cause: Any termination based on: (i) the grounds set forth under Article 160 of the Chilean Labor Code; or (ii) resignation of the Participant, as provided under Article 159 No.2 of the Chilean Labor Code.

4.    Constructive Termination: The “Constructive Termination” definitions and regulations are not applicable.

5.    Language: The Participant expressly acknowledges they are fluent in English and therefore duly understands the terms and conditions of the Plan and its documentation. Indeed, the Participant represents that they have experienced no damage or inconvenience based on the language in which the Plan documents are issued.

6.    Compliance with Applicable Tax Law: By accepting the award of Restricted Stock Units or Performance Share Units, the Participant agrees to comply with applicable Chilean tax laws and to pay any and all applicable taxes, social security contributions, payroll taxes, fringe benefits taxes, payment on account or others tax-related items associated with the vesting of the Restricted Stock Units or Performance Share Units, the receipt of dividends and/or the sale of shares of Common Stock acquired upon vesting and settlement of the Restricted Stock Units or Performance Share Units.

The Participant shall pay to TransUnion any amount of tax-related items that TransUnion may be required to withhold or account for as a result of the Participant’s involvement in the Plan that cannot be satisfied by the means previously described. TransUnion may refuse to issue or deliver the Restricted Stock Units or Performance Share Units if the Participant fails to comply with their obligations in connection with the tax-related items.

TransUnion and its Subsidiaries are not providing any tax, legal, or financial advice, nor are TransUnion and its Subsidiaries making any recommendations regarding the Participant’s involvement in the Plan or the Participant’s acquisition or sale of the underlying Restricted Stock Units or Performance Share Units. The Participant is hereby advised to consult with their own personal tax, legal, and financial advisors regarding their involvement in the Plan before taking any action related to the Plan.

7.    Foreign Exchange Reporting: The Participant understands that, due to their participation in the Plan, they might be required to report about the ownership of shares abroad or the existence of inward remittances to the Central Bank of Chile. The Participant should consult their personal advisor to ensure compliance with applicable reporting obligations.

8.    Governing Law: Section 29 of the Award Agreement is amended to substitute “Delaware” for “Chile” with respect to governing law, jurisdiction and venue.

9.    Section 31, “Section 409A”: This section is deleted because it has no legal relevance under Chilean employment law.

AWARD AGREEMENT WITH RESPECT TO
RESTRICTED STOCK UNITS AND PERFORMANCE SHARE UNITS

ADDENDUM FOR PARTICIPANTS RESIDING IN COLOMBIA

TransUnion, a Delaware corporation with its principal place of business at 555 West Adams, Chicago, IL 60661 (“TransUnion”) and the above-named employee who resides in Colombia, having entered into this Award Agreement as of the date of grant (the “Award Agreement”) hereby agree to and do amend the Award Agreement as follows. In all other respects, and except as expressly modified herein, all other terms and conditions of the Award Agreement shall remain in full force and effect.

Labor Law Policy and Acknowledgement. By accepting the award of Restricted Stock Units or Performance Share Units, the Participant acknowledges that pursuant to Article 128 of the Colombia Labor Code (modified by Article 15 of Law 50, 1990), equity awards granted pursuant to the Plan, the Grant Notice and the Award Agreement and any other related benefits derived from the Plan do not constitute a component of “salary” for any purposes; therefore, they will not be considered in the calculation of the amount of fringe benefits (if any), vacations, indemnification, any other labor payments and/or social security obligations and payroll tax contributions.

Exchange Control Information. Investments in assets located outside of Colombia (including Common Stock received following the vesting of Restricted Stock Units and Performance Share Units) are subject to registration by the Participant before the Central Bank of Colombia (Banco de la República). Further, upon the sale of any Common Stock that a Participant has registered with the Central Bank, the Participant must cancel the registration within six (6) months of the sale of such Common Stock. The Participant may be subject to fines for failure to cancel such registration with the Central Bank.

Tax Information. Upon the settlement of Restricted Stock Units and Performance Share Units, the Participant will recognize taxable income equivalent to the Fair Market Value of the shares at the time Restricted Stock Units and Performance Share Units are delivered or vested.

Taxable income recognized by the Participant will be subject to Withholding Tax by the Participant’s employer in the month in which the Restricted Stock Units and Performance Share Units are vested or delivered. Additionally, the taxable income will have to be included in the participant’s income tax return. Currently income tax rates for individuals are between 0% and 39%.

Assets held abroad by Colombian tax residents, including shares in foreign companies, are required to be reported to the Colombian Tax Authority (“DIAN” as per its acronym in Spanish). On a yearly basis, Form No. 160 (Statement of Foreign Assets) shall be filed indicating information on assets held abroad as of January 1st of each year, such as the value of the assets and the jurisdiction in which they are located.

The value of the shares of Restricted Stock Units and Performance Share Units is also considered as a tax basis to calculate (i) any equity tax accrued in the future, and (ii) any taxable gain derived from the future sale of the shares of Restricted Stock Units and Performance Share Units.

AWARD AGREEMENT WITH RESPECT TO
RESTRICTED STOCK UNITS AND PERFORMANCE SHARE UNITS
ADDENDUM FOR PARTICIPANTS RESIDING IN COSTA RICA

TransUnion, a Delaware corporation with its principal place of business at 555 West Adams, Chicago, IL 60661 (“TransUnion”) and the above-named employee who resides in Costa Rica, having entered into this Award Agreement as of the date of grant (the “Award Agreement”) hereby agree to and do amend the Award Agreement as follows. In all other respects, and except as expressly modified herein, all other terms and conditions of the Award Agreement shall remain in full force and effect.

Section 6, Nondisclosure of Confidential Information: Subject to the terms and conditions of this section, the employee shall acknowledges the confidential nature of the terms and conditions and should agrees that it shall not (i) disclose any of such Confidential Information to any person or entity, except to such Party’s affiliates, employees, advisors and other representatives who need to know the Confidential Information to assist such Party, or act on its behalf, to exercise its rights or perform its obligations under any Agreement or addendum, or (ii) use the Confidential Information, or permit it to be accessed or used, for any purpose other than to exercise its rights or perform its obligations under this any agreement or addendum.
Section 7, Noncompetition: If non-competition is agreed after employment, a specific amount must be paid, which is normally not less than 50% of the salary for the term, and a geographic area will be delimited.

Section 9 and 10, Non solicitation. There is no regulation for non-solicitation and the only way to make it applicable would be if a material damage against the company is proven, but this would be done before a civil and not a labor Court.

Section 18, Tax withholding. When the employee decides to sell the stocks (if possible), we must consider the territoriality principle applied by the Costa Rican tax system. If the transaction is made within the United States Stock Exchange market, with shares of a foreign company, the earnings arising from such sale, would not be considered territorial income. It is important to consider whether the same "Fidelity" administrator will be the one that employees in Costa Rica would be using, since there could be taxes involved when being administered from the USA. If the shares sold are from the local company, in other words, a Costa Rican company, then the earnings would be subject to a 15% capital gain. If the employee is granted an amount of stocks or share units, they are subject to income tax payment. The amount paid would be defined by the value of the stocks.

Section 29, Governing Law. This Addendum shall be governed by and construed in accordance with the substantive laws of the Republic of Costa Rica, without regard to conflict of laws principles.

Section 31, Section 409A. This section was deleted because it has no legal relevance under Costa Rican labor law.

Additionally, the following must be considered:

1.    Payroll deductions for stock purchasing: To implement any payroll deductions, TransUnion in Costa Rica must obtain written consent directly from the employees, and it should clearly outline the percentage of the automatic payroll deduction and be signed by the employee as an expression of his/her voluntary acceptance.
Unlike in some other jurisdictions, applying a pre-tax to stock options in Costa Rica is not feasible due to legal requirements regarding mandatory deductions to the payroll. These deductions include Costa Rican Social Security contributions, income tax, pensions, and salary garnishments (where applicable), and after deducting these mandatory obligations, the remaining amount available to the employee must not be the minimum wage by law, since if after these deductions it turns out that the employee has a remainder equal to the minimum wage, no more deductions could be applied and therefore he/she could not participate in the purchase of stocks.
The minimum wage amount will depend on each job position, since in Costa Rica the minimum salary is determined according to each profession.

2.    Social Security and Tax implications of purchasing stocks: Neither the stocks purchased by the employees nor the profit after the sale in the United States Stock Exchange are considered as salary benefit for Costa Rican Social Security matters, therefore, Social Security contributions are not applicable.
As for tax matters, when an employee purchase company stocks with a discount, this discount must be considered as a gratuity, and therefore, it is subject to tax withholding, with no deduction whatsoever. If no discount is granted to the employee, then there are no tax implications at the time of the purchase.

AWARD AGREEMENT WITH RESPECT TO
RESTRICTED STOCK UNITS AND PERFORMANCE SHARE UNITS

ADDENDUM FOR PARTICIPANTS RESIDING IN FRANCE

TransUnion, a Delaware corporation with its principal place of business at 555 West Adams, Chicago, IL 60661 (“TransUnion”) and the above-named employee who is resident in France for French tax purposes and/or subject to the French social security regime, having entered into this Award Agreement as of the date of grant specified above (the “Award Agreement”) hereby agree to and do amend the Award Agreement as follows. In all other respects, and except as expressly modified herein, all other terms and conditions of the Award Agreement shall remain in full force and effect.

WARNING: The contents of this document have not been reviewed by any regulatory authority in France. You are advised to exercise caution in relation to the offer. If you are in any doubt about any of the contents of this document, you should obtain independent professional advice.

Consent to Receive Information in English. By accepting the award of Restricted Stock Units or Performance Share Units, the Participant confirms having read and understood the Plan and the Award Agreement, which were provided in the English language. The Participant accepts the terms of those documents accordingly. En acceptant cette attribution de « Restricted Stock Units » ou de « Performance Share Units », le Participant confirme avoir lu et compris le Plan et ce Contrat d’Attribution, incluant tous leurs termes et conditions, qui lui ont été transmis en langue anglaise. Le Participant accepte les dispositions de ces documents en connaissance de cause.

Employment Law Policy and Acknowledgement. By accepting the award of Restricted Stock Units or Performance Share Units, the Participant acknowledges that (i) equity awards granted pursuant to the Plan, the Grant Notice and the Award Agreement and any other related benefits awards under the Plan are discretionary, (ii) the Plan, the Grant Notice and the Award Agreement are not a part of the terms and conditions of the Participant’s employment, and (iii) the income from the vesting of the Restricted Stock Units and Performance Share Units, if any, is not part of the Participant’s remuneration from employment and is not to be considered in valuing employment benefits or severance payable in the event of the termination of the Participant’s employment.

Award Not Tax-Qualified. The Award of Restricted Stock Units or Performance Share Units is not intended to qualify for the specific tax and social security treatment applicable to shares granted for no consideration under Sections L. 225-197-1 to L. 225-197-5 and Sections L. 22-10-59 et seq. of the French Commercial Code, as amended.

Foreign Ownership Reporting. The Participant is required to report all foreign accounts to the French tax authorities when filing his or her annual tax return.  The Participant should consult his or her personal advisor to ensure compliance with applicable reporting obligations.

Data Protection. By entering into this Award Agreement, the Participant hereby explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of the Participant’s personal data as described in this Award Agreement and any other award grant materials by and among, as applicable, the Company and any Affiliate for the exclusive purpose of implementing, administering and managing the Participant’s participation in the Plan.
By entering into this Award Agreement, the Participant acknowledges that his or her personal data will be processed and disclosed as follows: by the Company, or any Affiliate employing the Participant as they are required to collect, process and utilise the personal information or other relevant information pertaining to the Participant for purposes directly relevant to the Award granted to the Participant, and to disclose or transfer such information to other Affiliates and, if necessary, a third party (including any broker, registrar or administrator) for the purpose of administering the Plan; by the Company or any Affiliate employing the Participant and any such third party so that they may utilise such information for the purpose of administering the Plan, provided that such information shall be kept confidential and shall not be used by any of them for any purposes not related to the administration of the Plan; by the Company or any Affiliate employing the Participant and any such third party (any of which may be located in the EU or outside of the EU) so that they may transfer the personal information or other relevant information pertaining to the Participant in the EU or outside of the EU for the purpose of administering the Plan (in which case the transfer shall be governed by “model contract clauses” or equivalent measures required under EU data protection laws); and by and to any future purchaser of the Company or any Affiliate employing the Participant, or any future purchaser of his or her respective undertakings or any parts thereof, for the purpose of administering the Plan and/or confirming the Participant’s entitlement to an Award and/or any Common Stock where such entitlement is relevant to the Award.

The Participant is expressly informed that the purposes described in this Award Agreement are necessary for the performance of the Plan or are otherwise necessary for the legitimate interests of the Company or any Affiliate employing the Participant in connection with the administration of the Plan. Should the Participant exercise data subject rights in relation to his or her personal data, such as the right of objection or erasure which entails that the required data can no longer be processed for the purposes of this Award Agreement, the Participant acknowledges that it may no longer be possible to administer the Plan in respect of the Participant. In that case the Awards may lapse and shall not be capable of vesting and the Participant shall be deemed to have waived (without any right to compensation) any right to Common Stock which is being held on his or her behalf.
The Participant shall be provided with the information regarding the following by the Company, the Board or any Affiliate employing the Participant to the extent that they are acting as controllers of the Participant’s personal data (save where the Participant already has the information): the purpose of the collection and use of the personal information or other relevant information pertaining to the Participant; the information to be collected and used; the period and method of retention and use of the personal information or other relevant information pertaining to the Participant; details of any third parties to whom his or her information is disclosed or transferred including the purpose of such disclosure or transfer and, where applicable, the safeguards applied to any transfers of data outside of the EU; the rights of the Participant in respect of access to, rectification and deletion of his or her information and any related disadvantages; where applicable, the contact details of the Data Protection Officer of the relevant controller; and the right to complain to the relevant data protection supervisory authority.

AWARD AGREEMENT WITH RESPECT TO
RESTRICTED STOCK UNITS AND PERFORMANCE SHARE UNITS

ADDENDUM FOR PARTICIPANTS RESIDING IN GERMANY

TransUnion, a Delaware corporation with its principal place of business at 555 West Adams, Chicago, IL 60661 (“TransUnion”) and the above-named employee who resides in Germany, having entered into this Award Agreement as of the date of grant specified above (the “Award Agreement”) hereby agree to and do amend the Award Agreement as follows. In all other respects, and except as expressly modified herein, all other terms and conditions of the Award Agreement shall remain in full force and effect.

WARNING: The contents of this document have not been reviewed by any regulatory authority in Germany. You are advised to exercise caution in relation to the offer. If you are in any doubt about any of the contents of this document, you should obtain independent professional advice.

Employment Law Policy and Acknowledgement. By accepting the award of Restricted Stock Units or Performance Share Units, the Participant acknowledges that (i) equity awards granted pursuant to the Plan, the Grant Notice and the Award Agreement and any other related benefits awards under the Plan are discretionary, (ii) the Plan, the Grant Notice and the Award Agreement are not a part of the terms and conditions of the Participant’s employment; and (iii) the income from the vesting of the Restricted Stock Units and Performance Share Units, if any, is not part of the Participant’s remuneration from employment and is not to be considered in valuing employment benefits or severance payable in the event of the termination of the Participant’s employment.

Foreign Ownership Reporting. If the acquisition of Common Stock under the Plan leads to a so-called qualified participation at any point during the calendar year, the Participant will need to report the acquisition when the Participant files his/her tax return for the relevant year. A qualified participation is attained if (i) the value of the Common Stock acquired exceeds EUR 150,000 or (ii) in the unlikely event the Participant holds Common Stock exceeding 10% of TransUnion’s total Common Stock. However, if Common Stock is listed on a stock exchange recognized in the European Union or the European Economic Area or on any other foreign stock exchange recognized by the Federal Financial Supervisory Authority (Bundesanstalt für Finanzdienstleistungsaufsicht) and the Participant owns less than 1% of the total Common Stock, the EUR 150,000 threshold will not apply. A list of the foreign stock exchanges recognized by the Federal Financial Supervisory Authority (Bundesanstalt für Finanzdienstleistungsaufsicht) can be found on the Federal Financial Supervisory Authority’s website: www.bafin.de.

Exchange Control Information. Cross-border payments in excess of EUR 12,500 must be reported monthly to the German Federal Bank. The German Federal Bank no longer will accept reports in paper form and all reports must be filed electronically. The electronic “General Statistics Reporting Portal” (Allgemeines Meldeportal Statistik) can be accessed on the German Federal Bank’s website: www.bundesbank.de.

Data Protection. By entering into this Award Agreement, the Participant hereby acknowledges the collection, use and transfer, in electronic or other form, of the Participant’s personal data as described in this Award Agreement and any other award grant materials by and among, as applicable, the Company and any Affiliate for the exclusive purpose of implementing, administering and managing the participant’s participation in the plan.
By entering into this Award Agreement, the Participant acknowledges that his or her personal data will be processed and disclosed as follows: by the Company, or any Affiliate employing the Participant as they are required to collect, process and utilise the personal information or other relevant information pertaining to the Participant for purposes directly relevant to the Award granted to the Participant, and to disclose or transfer such information to other Affiliates and, if necessary, a third party (including any broker, registrar or administrator) for the purpose of administering the Plan; by the Company or any Affiliate employing the Participant and any such third party so that they may utilise such information for the purpose of administering the Plan, provided that such information shall be kept confidential and shall not be used by any of them for any purposes not related to the administration of the Plan; by the Company or any Affiliate employing the Participant and any such third party (any of which may be located in the EU or outside of the EU) so that they may transfer the personal information or other relevant information pertaining to the Participant in the EU or outside of the EU for the purpose of administering the Plan (in which case the transfer shall be governed by “model contract clauses” or equivalent measures required under EU data protection laws); and by and to any future purchaser of the Company or any Affiliate employing the Participant, or any future purchaser of their respective undertakings or any parts thereof, for the purpose of administering the Plan and/or confirming the Participant’s entitlement to an Award and/or any Common Stock where such entitlement is relevant to Award.

The Participant is expressly informed that the purposes described in this Award Agreement are necessary for the performance of the Plan by the Company or any Affiliate employing the Participant in connection with the administration of the Plan. Should the Participant exercise data subject rights in relation to his or her personal data, such as the right of objection or erasure which entail that the required data can no longer be processed for the purposes of this Award Agreement, the Participant acknowledges that it may no longer be possible to administer the Plan in respect of the Participant. In that case the Awards may lapse and shall not be capable of vesting and the Participant shall be deemed to have waived (without any right to compensation) any right to Common Stock which are being held on his behalf.
The Participant shall be provided with the information regarding the following by the Company, the Board or any Affiliate employing the Participant to the extent that they are acting as controllers of the Participant’s personal data (save where the Participant already has the information): the purpose of the collection and use of the personal information or other relevant information pertaining to the Participant; the information to be collected and used; the period and method of retention and use of the personal information or other relevant information pertaining to the Participant; details of any third parties to whom their information is disclosed or transferred including the purpose of such disclosure or transfer and, where applicable, the safeguards applied to any transfers of data outside of the EU; the rights of the Participant in respect of access to, rectification and deletion of their information and any related disadvantages; where applicable, the contact details of the Data Protection Officer of the relevant controller; and the right to complain to the relevant data protection supervisory authority.
Additional Tax Provisions. Each Participant who is either (i) resident for tax purposes in Germany or (ii) otherwise subject to German income tax and/or social security contributions in respect of the grant of or any earnings received from the Common Stock shall be obliged to notify his or her employing company (the “Employer”) of the grant, vesting, or settlement of the Awards and the Common Stock. The Employer shall, as foreseen under statutory law, have the authority and the right to deduct or withhold, or require the Participant to remit to the Employer, an amount sufficient to satisfy any Tax Liability required by law to be withheld including, without limitation, the authority to deduct such amounts from other compensation payable to the Participant by the Employer. If a Participant is resident for tax purposes in Germany, but not subject to German wage withholding tax (i.e. because the Participant receives income from self-employment), the Participant is – in deviation of Section 14(d) of the Plan and Section 18 of this Award Agreement – obliged to declare income from his or her self-employed activity in connection with the Company and/or its Affiliates in his or her individual income tax return at the time of the settlement of the Awards. The Participant shall indemnify and keep indemnified the Employer, the Company and any of its Affiliates from and against any liability for or obligation to pay any Tax Liability required by law to be withheld and/or paid with respect to any taxable event arising in connection with the Awards. “Tax Liability” shall mean any liability for VAT, income tax, withholding tax and any other employment related taxes in any jurisdiction, including but not limited to wage tax, solidarity surcharge, church tax or social insurance contributions in connection with the Awards. Additionally, the Participant agrees to comply with applicable German tax laws and to pay any and all applicable taxes associated with the receipt of dividends and/or the sale of shares of Common Stock acquired upon vesting and settlement of the Awards. The Participant understands that they may suffer adverse tax consequences as a result of the grant, vesting, or settlement of the Awards and the holding and/or the sale of Common Stock. The Participant represents that they have had the opportunity to consult with any tax consultants they deem advisable in connection with the Awards and that they are not relying on Company for any tax advice. The Participant is relying solely on such advisors and not on any statements or representations of the Company or any of its agents.

AWARD AGREEMENT WITH RESPECT TO
RESTRICTED STOCK UNITS AND PERFORMANCE SHARE UNITS

ADDENDUM FOR PARTICIPANTS RESIDING IN GUATEMALA

TransUnion, a Delaware corporation with its principal place of business at 555 West Adams, Chicago, IL 60661 (“TransUnion”) and the above-named employee who resides in Guatemala, having entered into this Award Agreement as of the date of grant (the “Award Agreement”) hereby agree to and do amend the Award Agreement as follows. In all other respects, and except as expressly modified herein, all other terms and conditions of the Award Agreement shall remain in full force and effect.
Concepts:

Retirement: Take into consideration that in Guatemala the retirement age is 60 years, however this is voluntary on the part of the worker.
Noncompetition. The Participant acknowledges and agrees with the Company that the Participant’s services to the Company are unique in nature and that the Company would be irreparably damaged if Participant were to provide or engage in Competitive Business Activity on behalf of any Competitor during the labor relationship.

Section 6, Nondisclosure of Confidential Information. The Participant's obligations not to disclose or use the Company's Confidential Information, including proprietary business information, is legally enforceable for an indefinite period.
Section 7, Noncompetition. Section 7 shall only apply if the Participant uses or discloses Company’s Confidential Information.

Section 9 and 10, Nonsolicitation. Sections 9 and 10 shall only apply if the Participant uses or discloses the Company’s Confidential Information.

Labor Law Policy and Acknowledgement. The Participant acknowledges that the Award is being granted by the Company on behalf of his or her employer a subsidiary within the Company Group. By accepting the award of Restricted Stock Units or Performance Share Units, the Participant acknowledges and agrees that this Award does not form part of the Participant’s employment or service agreement with the Company or any of its subsidiaries and does not amend or supplement any such agreement. The Participant hereby acknowledges and agrees that his or her participation in the Plan does not create a labor relationship with any other company within the Company Group different from his or her current employer. Participation in the Plan does not entitle the Participant to future benefits or payments of a similar nature or value and does not entitle the Participant to any compensation if the Participant loses his or her rights under the Plan because of termination of employment. Benefits or payments that the Participant may receive or be eligible for under the Plan will not be taken into consideration in determining the amount of any future benefits, payments or other entitlements that may be due to the Participant (including in cases of termination of employment). The

Participant hereby acknowledges that equity awards granted pursuant to the Plan, the Grant Notice and the Award Agreement and any other related benefits derived from the Plan do not constitute a component of “salary” for any purposes; therefore, they will not be considered in the calculation of the amount of labor benefits (if any), vacations, severance, annual bonus, Christmas bonus or any other labor payments and/or social security obligations.
Consent to receive, know and understand information in English. By accepting the award of Restricted Stock Units or Performance Share Units, the Participant confirms having read and understood the Plan and the Award Agreement, which were provided in the English language. The Participant accepts the terms of those documents accordingly. / Consentimiento de recibir, conocer y entender la información en inglés. Al aceptar la adjudicación de Unidades de Acciones Restringidas o Unidades de Acciones de Rendimiento, el Participante confirma haber leído y comprendido el Plan y el Acuerdo de Adjudicación, que se facilitaron en lengua inglesa. En consecuencia, el Participante acepta los términos de dichos documentos.
Tax Information. Upon the settlement of Restricted Stock Units and Performance Share Units, the Participant will recognize taxable income equivalent to the Fair Market Value of the shares at the time the respective shares of Common Stock are delivered. The recognized income will be subject to withholding Income Tax by the Participant’s employer.

AWARD AGREEMENT WITH RESPECT TO
RESTRICTED STOCK UNITS AND PERFORMANCE SHARE UNITS

ADDENDUM FOR PARTICIPANTS RESIDING IN HONDURAS

I.    TransUnion Employee Incentive Plans (RSU, PSU and OIP): Regarding the incentive plans that the Company has for their employees and Directors, in Honduras, when an employee or Director meets the requirements to earn an incentive plan, then it becomes enforceable, and the employee has a right to claim them. This situation also applies when the employee or Director leaves the Company since it would be considered as an acquired right. If the employee can prove that he/she is eligible for the incentive and has met the criteria described in the Grant Notice, then they must receive it.
Noncompetition: In our country, noncompetition clauses are non-enforceable, there is a constitutional right to work, therefore, no one can be denied a job for a non-competition clause, even if it means with a competitor of the Company. While the employee is working with the Company, they could establish an exclusivity clause on the contract so he can not work anywhere else but after the contract is terminated, he can work anywhere.
II.    Payroll deductions for stock purchasing: TransUnion in Honduras must obtain written consent directly from an employee to deduct any amount from their salary. This also applies to claw back rules. The deduction must be made in a minimum of five payments according to local law.
III.    Tax implications of purchasing stocks: If the employee is granted an amount of stocks or share units in Honduras, they are subject to income tax payment. This is because, first, the grant comes from his condition of employee of the Company, therefore, due to his labor, and secondly, because this grant modifies his patrimony. The amount paid would be defined by the value of the stocks.
If the stocks are not from Honduras, there are no tax implications since we abide by the principle of territoriality.

IV.    Tax implications when selling stocks: If the employee decides to sell the stocks (if possible), they must pay a tax of 10% of the value because of the capital gain tax.

AWARD AGREEMENT WITH RESPECT TO
RESTRICTED STOCK UNITS AND PERFORMANCE SHARE UNITS

ADDENDUM FOR PARTICIPANTS RESIDING IN HONG KONG

TransUnion, a Delaware corporation with its principal place of business at 555 West Adams, Chicago, IL 60661 (“TransUnion”) and the above-named employee who resides in Hong Kong, having entered into this Award Agreement as of the date of grant (the “Award Agreement”) hereby agree to and do amend the Award Agreement as follows. In all other respects, and except as expressly modified herein, all other terms and conditions of the Award Agreement shall remain in full force and effect.

WARNING: The contents of this document have not been reviewed by any regulatory authority in Hong Kong. You are advised to exercise caution in relation to the offer. If you are in any doubt about any of the contents of this document, you should obtain independent professional advice.

The Restricted Stock Units and Performance Share Units and the shares of Common Stock underlying such Restricted Stock Units and Performance Share Units do not constitute a public offering of securities under Hong Kong law and are available only to the Participants of the Plan. The Participant should be aware that the contents of the Award Agreement, including this Addendum, the Grant Notice, the Plan and other incidental communication materials, have not been prepared in accordance with and are not intended to constitute a “prospectus” for a public offering of securities within the meanings under the Companies (Winding Up and Miscellaneous Provisions) Ordinance, the Securities and Futures Ordinance or other applicable securities legislation in Hong Kong. The Restricted Stock Units and Performance Share Units are intended only for the personal use of each eligible employee of the Company or any Subsidiary and may not be distributed to any other person. The Company specifically intends that none of the Restricted Stock Units, the Performance Share Units and the Plan will be considered or deemed an occupational retirement scheme for purposes of the Occupational Retirement Schemes Ordinance.

AWARD AGREEMENT WITH RESPECT TO
RESTRICTED STOCK UNITS AND PERFORMANCE SHARE UNITS

ADDENDUM FOR PARTICIPANTS RESIDING IN INDIA

TransUnion, a Delaware corporation with its principal place of business at 555 West Adams, Chicago, IL 60661 (“TransUnion”) and the above-named employee who resides in India, having entered into this Award Agreement as of the date of grant (the “Award Agreement”) hereby agree to and do amend the Award Agreement as follows. In all other respects, and except as expressly modified herein, all other terms and conditions of the Award Agreement shall remain in full force and effect.

Labor Law Policy and Acknowledgement. By accepting the award of Restricted Stock Units or Performance Share Units, the Participant acknowledges that equity awards granted pursuant to the Plan, the Grant Notice and the Award Agreement and any other related benefits awards under the Plan are discretionary and are not to be considered in valuing employment benefits or severance payable in the event of the Participant’s termination of employment.

Data Privacy. By accepting the award of Restricted Stock Units or Performance Share Units:

(1)    The Participant hereby explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of his or her personal data as described in the Award Agreement by and among, as applicable, the Company and any of its Subsidiaries for the exclusive purpose of implementing, administering and managing the Participant’s participation in the Plan.
(2)    The Participant understands that the Company and any Subsidiary will only hold the following personal data, namely, the Participant’s name, home address and telephone number, date of birth, identification number (e.g., resident registration number), salary, nationality, job title, any shares of stock or directorships held in the Company, details of all Restricted Stock Units and Performance Share Units or any other entitlement to shares awarded, canceled, vested, unvested or outstanding in the Participant’s favor (“Data”), for the purpose of implementing, administering and managing the Plan.
(3)    The Participant understands that Data may be transferred to a third-party stock plan service provider, as may be selected by the Company from time to time, which may assist in the implementation, administration and management of the Plan. The Participant understand that the recipients of the Data may be located in the United States or elsewhere, and that the recipient country (e.g., the United States) may have different data privacy laws and protections than the Participant’s country. The Participant understands that he or she may request a list with the names and addresses of any potential recipients of the Data by contacting his or her local human resources representative. The Participant authorizes the Company, the third-party stock plan service provider and other possible recipients which may assist the Company (presently or in the future) with implementing, administering and managing the Plan to receive, possess, use, retain and transfer the Data, in electronic or other form, for the sole purpose of implementing, administering and managing the Participant’s participation in the Plan, including any requisite transfer of such Data as may be required to a broker, escrow agent or other third party with whom the shares of Common Stock received upon vesting of the Restricted Stock Units and Performance Share Units may be deposited. The Participant understands that Data will be held only as long as is necessary to implement, administer and manage the Participant’s participation in the Plan. The Participant understands that he or she may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting his or her local human resources representative. Further, the Participant understands that he or she is providing the consents herein on a purely voluntary basis. If the Participant does not consent, or if he or she later seeks to revoke consent, the Participant’s employment status or service with the Participant’s employer will not be adversely affected; the only consequence of refusing or withdrawing consent is that the Company would not be able to grant Restricted Stock Units or Performance Share Units or other equity awards to the Participant or administer or maintain such awards.
Responsibility for Taxes and Tax Withholding Obligations. This provision supplements Section 18 of the Award Agreement and Section 14(d) of the Plan: Without limiting the Company’s and its Affiliates’ authority to satisfy their withholding obligations for taxes as set forth in Section 18 of the Award Agreement and Section 14(d) of the Plan, in accepting the Award of Restricted Stock Units or Performance Share Units, the Participant authorizes the Company and/or its applicable Affiliate to withhold shares of Common Stock otherwise deliverable to the Participant upon allotment/ issuance to satisfy any required tax withholding, regardless of whether the Company or its Affiliate has an obligation to withhold such amounts.

AWARD AGREEMENT WITH RESPECT TO
RESTRICTED STOCK UNITS AND PERFORMANCE SHARE UNITS

ADDENDUM FOR PARTICIPANTS RESIDING IN IRELAND

TransUnion, a Delaware corporation with its principal place of business at 555 West Adams, Chicago, IL 60661 (”TransUnion”) and the above-named employee who resides in Ireland, having entered into this Award Agreement as of the date of grant specified above (the “Award Agreement”) hereby agree to and do amend the Award Agreement as follows. In all other respects, and except as expressly modified herein, all other terms and conditions of the Award Agreement shall remain in full force and effect.

WARNING: The contents of this document have not been reviewed by any regulatory authority in Ireland. You are advised to exercise caution in relation to the offer. If you are in any doubt about any of the contents of this document, you should obtain independent professional advice.

Income Tax, Pay Related Social Insurance and Universal Social Charge: Where the Participant is tax resident in Ireland on the vesting date and/or is a director of any Irish member of the Company Group, the Participant hereby agrees to indemnify the Company and any Affiliate in respect of any Irish income tax, employee Pay Related Social Insurance (PRSI) (but, for the avoidance of doubt, not employer PRSI), Universal Social Charge and any other relevant statutory deductions, withholdings or payments that the Company and/or any Affiliate is required to make or pay on as a matter of Irish law in relation to any Award under the Plan and agrees (without limitation) that Section 14(d) of the Plan shall apply in respect of the collection of such taxes and the satisfaction of the obligations of the Company or any Affiliate in respect of the same.

Employment Law Policy and Acknowledgement. By accepting the award of Restricted Stock Units or Performance Share Units, the Participant acknowledges that (i) equity awards granted pursuant to the Plan, the Grant Notice and the Award Agreement and any other related benefits awards under the Plan are discretionary, (ii) the Plan, the Grant Notice and the Award Agreement are not a part of the terms and conditions of the Participant’s employment; (iii) the income from the vesting of the Restricted Stock Units and Performance Share Units, if any, is not part of the Participant’s remuneration from employment, is not to be considered in valuing employment benefits or severance payable in the event of the Participant’s termination of employment and is not pensionable; and (iv) the rights or opportunity granted to the Participant on the grant of the Restricted Stock Units or Performance Share Units shall not give the Participant any rights or additional rights in respect of any pension scheme operated by the Company or any Affiliate. By accepting the award of Restricted Stock Units or Performance Share Units, the Participant acknowledges, agrees and consents to any deductions that may be made having regard for the provisions of the Plan, the Grant Notice and the Award Agreement for the purposes of the Payment of Wages Act 1991 (as amended).

Enforceable Restrictions. By accepting the award of Restricted Stock Units or Performance Share Units, the Participant acknowledges and agrees that it is intended that the restrictions contained in Sections 6 through 10 of the Award Agreement are fully enforceable. Having regard to this intention, if a Court of competent jurisdiction determines that these restrictions are not enforceable (in whole or in part), the Participant acknowledges and agrees that each outstanding and unvested Award of Restricted Stock Units and Performance Share Units granted to such Participant shall immediately terminate and be forfeited without any consideration.

Data Protection.
By entering into this Award Agreement, the Participant acknowledges that his or her personal data will be processed and disclosed as follows: by the Company, or any Affiliate employing the Participant as they are required to collect, process and utilise the personal information or other relevant information pertaining to the Participant for purposes directly relevant to the Award granted to the Participant, and to disclose or transfer such information to other Affiliates and, if necessary, a third party (including any broker, registrar or administrator) for the purpose of administering the Plan; by the Company or any Affiliate employing the Participant and any such third party so that they may utilise such information for the purpose of administering the Plan, provided that such information shall be kept confidential and shall not be used by any of them for any purposes not related to the administration of the Plan; by the Company or any Affiliate employing the Participant and any such third party (any of which may be located in the EU or outside of the EU) so that they may transfer the personal information or other relevant information pertaining to the Participant in the EU or outside of the EU for the purpose of administering the Plan (in which case the transfer shall be governed by “model contract clauses” or equivalent measures required under EU data protection laws); and by and to any future purchaser of the Company or any Affiliate employing the Participant, or any future purchaser of their respective undertakings or any parts thereof, for the purpose of administering the Plan and/or confirming the Participant’s entitlement to an Award and/or any Common Stock where such entitlement is relevant to Award.

By entering into this Award Agreement, the Participant acknowledges that the purposes described in this Award Agreement are necessary for the performance of the Plan or are otherwise necessary for the legitimate interests of the Company or any Affiliate employing the Participant in connection with the administration of the Plan. Should the Participant exercise any data subject rights in relation to his or her personal data, such as the right of objection or erasure, the Participant acknowledges that it may no longer be possible to administer the Plan in respect of the Participant. In that case the Awards may lapse and shall not be capable of vesting and the Participant shall be deemed to have waived (without any right to compensation) any right to Common Stock which are being held on his behalf.
The Participant shall be provided with the information regarding the following by the Company, the Board or any Affiliate employing the Participant to the extent that they are acting as controllers of the Participant’s personal data (save where the Participant already has the information): the purpose of the collection and use of the personal information or other relevant information pertaining to the Participant; the information to be collected and used; the period and method of retention and use of the personal information or other relevant information pertaining to the Participant; details of any third parties to whom their information is disclosed or transferred including the purpose of such disclosure or transfer and, where applicable, the safeguards applied to any transfers of data outside of the EU; the rights of the Participant in respect of access to, rectification and deletion of their information and any related disadvantages; where applicable, the contact details of the Data Protection Officer of the relevant controller; and the right to complain to the relevant data protection supervisory authority.

AWARD AGREEMENT WITH RESPECT TO
RESTRICTED STOCK UNITS AND PERFORMANCE SHARE UNITS

ADDENDUM FOR PARTICIPANTS RESIDING IN KENYA

TransUnion, a Delaware corporation with its principal place of business at 555 West Adams, Chicago, IL 60661 (“TransUnion”) and the above-named employee who resides in Kenya, having entered into this Award Agreement as of the date of grant specified above (the “Award Agreement”) hereby agree to and do amend the Award Agreement as follows. In all other respects, and except as expressly modified herein, all other terms and conditions of the Award Agreement shall remain in full force and effect.

Notice of No Guarantee of Continued Employment. By accepting the award of Restricted Stock Units or Performance Share Units, the Participant acknowledges and agrees that the benefits under the Plan are separate and distinct from the Participant’s contract of employment and do not form part of the terms and conditions of the Participant’s employment, and that nothing in the Plan will prevent the Participant’s employer from terminating his or her employment in accordance with the terms of the Participant’s employment arrangement.

AWARD AGREEMENT WITH RESPECT TO
RESTRICTED STOCK UNITS AND PERFORMANCE SHARE UNITS

ADDENDUM FOR PARTICIPANTS RESIDING IN MEXICO

TransUnion, a Delaware corporation with its principal place of business at 555 West Adams, Chicago, IL 60661 (“TransUnion”) and the above-named employee who resides in Mexico, having entered into this Award Agreement as of the date of grant (the “Award Agreement”) hereby agree to and do amend the Award Agreement as follows. In all other respects, and except as expressly modified herein, all other terms and conditions of the Award Agreement shall remain in full force and effect.

The provisions of Sections 6-10 of the Award Agreement shall also apply to the above-named employee mutatis mutandis to his or her relationship with their current employer within the Company Group, to the maximum extent permitted by applicable Law.

Labor Matters and Acknowledgement. The Participant acknowledges that the Award is being granted by the Company on behalf of his or her employer a subsidiary within the Company Group. By accepting the award of Restricted Stock Units or Performance Share Units, the Participant acknowledges and agrees that this Award does not form part of the Participant’s employment or service agreement with the Company or any of its subsidiaries and does not amend or supplement any such agreement. The Participant hereby acknowledges and agrees that his or her participation in the Plan does not create a labor relationship with any other company within the Company Group different from his or her current employer. Participation in the Plan does not entitle the Participant to future benefits or payments of a similar nature or value and does not entitle the Participant to any compensation in the event that the Participant loses his or her rights under the Plan as a result of termination of employment. Benefits or payments that the Participant may receive or be eligible for under the Plan will not be taken into consideration in determining the amount of any future benefits, payments or other entitlements that may be due to the Participant (including in cases of termination of employment).

The Participant hereby acknowledges and certifies that (i) the Participant is fully aware of and understands the terms and conditions of the Plan, the Grant Notice and the Award Agreement, (ii) the Participant completely and voluntarily agrees to such terms and conditions, (iii) the Participant has been furnished with all relevant information and materials on the Company’s operations and financial condition, (iv) the Participant has read and understood such information and materials, (v) such information and materials are sufficient and have enabled the Participant to make an informed decision to invest in the shares offered, (vi) neither an Award nor the participation of the Participant in the Plan grant any right for claims against the employer subsidiary of the Company, and (vii) the Award is not part of the Participant’s contractual salary payable by the employer subsidiary of the Company.

Data Privacy Notice. By accepting the award of Restricted Stock Units or Performance Share Units:

(1)    The Participant hereby explicitly and unambiguously consents to the collection, use, treatment, and transfer, in electronic or other form, of his or her personal data as described in the Award Agreement, including his or her financial information, by and among, as applicable, the Company and any of its subsidiaries for the exclusive purpose of implementing, administering and managing the Participant’s participation in the Plan.

(2)    The Participant hereby explicitly and unambiguously agrees that the collection, use, treatment, and transfer, in electronic or other form, of his or her Data during the Participant’s participation in the Plan, is required for the exercise of rights and fulfilment of obligations under the Plan.

(3) The Participant understands that the Company and any subsidiary may collect, hold and treat the following personal information about the Participant: name, home address and telephone number, date of birth, identification number (e.g., resident registration number), salary, tax-related information (e.g., taxpayer status, taxpayer registry number), nationality, job title, information related to the Participant’s banking and/or brokerage accounts, any shares of stock or directorships held in the Company, details of all Restricted Stock Units and Performance Share Units or any other entitlement to shares awarded, canceled, vested, unvested or outstanding in the Participant’s favor (“Data”), for the purpose of implementing, administering and managing the Plan.
(4)    The Participant understands that Data may be transferred to a third-party stock plan service provider, as may be selected by the Company from time to time, which may assist in the implementation, administration and management of the Plan. The Participant understands that the recipients of the Data may be located in the United States or elsewhere, and that the recipient country (e.g., the United States) may have different data privacy laws and protections than the Participant’s country. The Participant understands that he or she may request a list with the names and addresses of any potential recipients of the Data by contacting his or her local human resources representative. The Participant authorizes the Company, the third-party stock plan service provider and other possible recipients which may assist the Company (presently or in the future) with implementing, administering and managing the Plan to receive, possess, use, retain, treat and transfer the Data, in electronic or other form, for the sole purpose of implementing, administering and managing the Participant’s participation in the Plan, including any requisite transfer of such Data as may be required to a broker, escrow agent or other third party with whom the shares of Common Stock received upon vesting of the Restricted Stock Units and Performance Share Units may be deposited. The Participant understands that Data will be held only as long as is necessary to implement, administer and manage the Participant’s participation in the Plan. The Participant understands that he or she may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary updates, amendments or corrections to Data, refuse or withdraw the consents herein, request the cancellation or deletion of Data, or oppose the treatment of Data, in any case without cost, by contacting the person responsible for the treatment of Data identified below. Further, the Participant understands that he or she is providing the consents herein on a purely voluntary basis. If the Participant does not consent, or if he or she later seeks to revoke consent, the Participant’s employment status or service with the Participant’s employer will not be adversely affected; the only consequence of refusing or withdrawing consent is that the Company would not be able to grant Restricted Stock Units or Performance Share Units or other equity awards to the Participant or administer or maintain such awards.
(5) The Participant hereby explicitly and unambiguously understands and agrees that his or her rights to request the cancellation or deletion of Data, or oppose the treatment of Data may be limited by the provisions of applicable privacy laws, including, but not limited to, articles 25 and 26 of Mexico’s Federal Law for the Protection of Personal Data (Ley Federal de Protección de Datos Personales en Posesión de Particulares).

(6)    Address and identity of the person responsible for the treatment of Data: TransUnion, Attn: Privacy Department, 555 West Adams Street, Chicago, Illinois 60661.
(7)    The Participant may exercise the rights described hereinabove by submitting a request duly signed and addressed to the area of privacy personal data of the Company to the Company’s address provided in number (5) above, or to the following e-mail address: Privacy@transunion.com. The request must include the Participant’s name and address, an e-mail address or any other means to receive notifications and communications, a clear and precise description of the rights which exercise is requested and the Data related to such exercise, and must be accompanied by the necessary documents to prove the identity of the Participant through official ID, as well as any other documents deemed necessary for the exercise of such rights or the identification of the relevant Data. The Company will issue a decision within the twenty (20) business days from the date the request was submitted. If the request is granted, the decision will be effective within the fifteen (15) business days following the date the decision is notified. If appropriate, the Company will attach the necessary documents with the information or personal data in its possession. The abovementioned terms may be extended for an equal period under appropriate circumstances. For more information, please contact the area of privacy of personal data by sending an email to Privacy@transunion.com.

The Company reserves the right to amend at any time this privacy policy notice, and notify the Participant through e-mail of such amendments. All amended terms will automatically take effect ten (10) days after the Company provides notice of the amendments.

(8) By executing the Grant Notice and/or the Award Agreement, Participant acknowledges the reception of this Data Privacy Notice.

Nonsolicitation of Restricted Customers. Section 9 shall apply only to the Participant’s activities relating to any Restricted Customer of the Company located within the Geographic Scope set forth in Section 8.

Nonsolicitation of Restricted Employees, Agents, or Business Partners. Section 10 shall apply only to the Participant’s activities relating to any Restricted Employees, Agents, or current or prospective Business Partners of the Company located within the Geographic Scope set forth in Section 8.

Securities Law Information. The shares of Common Stock have not been, and will not be, registered in the National Securities Registry (Registro Nacional de Valores) maintained by the National Banking and Securities Commission (Comisión Nacional Bancaria y de Valores) and will not be and cannot be offered or sold in Mexico without the authorization of the National Banking and Securities Commission unless offered or sold through a private offer pursuant to the exceptions set forth in article 8th of the Mexican Securities Market Law (Ley del Mercado de Valores) and other applicable provisions. An Award under the Plan does not constitute a public offering in Mexico, falls within the provisions article 8th of the Mexican Securities Market Law, and, therefore, it is not subject to registration with the National Banking and Securities Commission or any other Mexican regulatory authorities.

Governing Law. The Award Agreement and the Grant Notice shall be construed and interpreted in accordance with the laws of the State of Delaware, without regard to the principles of conflicts of law thereof. Notwithstanding anything contained in this Award Agreement, the Grant Notice or the Plan to the contrary, if any suit or claim is instituted by the Participant or the Company relating to this Award Agreement, the Grant Notice or the Plan, the parties hereto hereby submit to the exclusive jurisdiction of and venue in the courts of Delaware and hereby expressly and irrevocable waive any other venue or jurisdiction that could be applicable by virtue of their present or future domiciles or any other reason.

AWARD AGREEMENT WITH RESPECT TO
RESTRICTED STOCK UNITS AND PERFORMANCE SHARE UNITS

ADDENDUM FOR PARTICIPANTS RESIDING IN PHILIPPINES

TransUnion, a Delaware corporation with its principal place of business at 555 West Adams, Chicago, IL 60661 (“TransUnion”) and the above-named employee who resides in the Philippines, having entered into this Award Agreement as of the date of grant (the “Award Agreement”) hereby agree to and do amend the Award Agreement as follows. In all other respects, and except as expressly modified herein, all other terms and conditions of the Award Agreement shall remain in full force and effect.

Labor Law Policy and Acknowledgement. By accepting the award of Restricted Stock Units or Performance Share Units, the Participant acknowledges and agrees that this award does not form part of the Participant’s employment or service agreement with the Company or any of its subsidiaries and does not amend or supplement any such agreement. Participation in the Plan does not entitle the Participant to future benefits or payments of a similar nature or value and does not entitle the Participant to any compensation in the event that the Participant loses his or her rights under the Plan as a result of termination of employment. Benefits or payments that the Participant may receive or be eligible for under the Plan will not be taken into consideration in determining the amount of any future benefits, payments or other entitlements that may be due to the Participant (including in cases of termination of employment).

The Participant hereby acknowledges and certifies that (i) the Participant is fully aware of and understands the terms and conditions of the Plan, the Grant Notice and the Award Agreement, (ii) the Participant completely and voluntarily agrees to such terms and conditions, (iii) the Participant has been furnished with all relevant information and materials on the Company’s operations and financial condition, (iv) the Participant has read and understood such information and materials, and (v) such information and materials are sufficient and have enabled the Participant to make an informed decision to invest in the shares offered.

Data Privacy. By accepting the award of Restricted Stock Units or Performance Share Units:

(1)    The Participant hereby explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of his or her personal data as described in the Award Agreement by and among, as applicable, the Company and any of its subsidiaries for the exclusive purpose of implementing, administering and managing the Participant’s participation in the Plan.
(2)    The Participant understands that the Company and any subsidiary may hold certain personal information about the Participant, including, but not limited to, the Participant’s name, home address and telephone number, date of birth, identification number (e.g., resident registration number), salary, nationality, job title, any shares of stock or directorships held in the Company, details of all Restricted Stock Units and Performance Share Units or any other entitlement to shares awarded, canceled, vested, unvested or outstanding in the Participant’s favor (“Data”), for the purpose of implementing, administering and managing the Plan.
(3)    The Participant understands that Data may be transferred to a third-party stock plan service provider, as may be selected by the Company from time to time, which may assist in the implementation, administration and management of the Plan. The Participant understands that the recipients of the Data may be located in the United States or elsewhere, and that the recipient country (e.g., the United States) may have different data privacy laws and protections than the Participant’s country. The Participant understands that he or she may request a list with the names and addresses of any potential recipients of the Data by contacting his or her local human resources representative. The Participant authorizes the Company, the third-party stock plan service provider and other possible recipients which may assist the Company (presently or in the future) with implementing, administering and managing the Plan to receive, possess, use, retain and transfer the Data, in electronic or other form, for the sole purpose of implementing, administering and managing the Participant’s participation in the Plan, including any requisite transfer of such Data as may be required to a broker, escrow agent or other third party with whom the shares of Common Stock received upon vesting of the Restricted Stock Units and Performance Share Units may be deposited. The Participant understands that Data will be held only as long as is necessary to implement, administer and manage the Participant’s participation in the Plan. The Participant understands that he or she may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting his or her local human resources representative. Further, the Participant understands that he or she is providing the consents herein on a purely voluntary basis. If the Participant does not consent, or if he or she later seeks to revoke consent, the Participant’s employment status or service with the Participant’s employer will not be adversely affected; the only consequence of refusing or withdrawing consent is that the Company would not be able to grant Restricted Stock Units or Performance Share Units or other equity awards to the Participant or administer or maintain such awards.
Taxes and Tax Withholding Obligations. In accepting the Award of Restricted Stock Units or Performance Share Units, the Participant acknowledges that any gain equivalent to the book value or fair market value of the shares (whichever is higher) at the time of settlement is considered additional compensation income under Philippine law and will be subject to the graduated income tax rates depending on the Participant’s income bracket, and to withholding tax on compensation. The Participant hereby authorizes his or her employer to withhold the applicable tax upon settlement to satisfy any required tax withholding.
Securities Notice. The Award is subject to the Philippine Securities and Exchange Commission’s approval of the application for confirmation of exempt transaction under the Philippine Securities Regulation Code and its Implementing Rules and Regulations. No Award shall be effective unless and until the Philippine Securities and Exchange Commission approves such application.

THE SECURITIES BEING OFFERED OR SOLD HEREIN HAVE NOT BEEN REGISTERED WITH THE PHILIPPINE SECURITIES AND EXCHANGE COMMISSION (“SEC”) UNDER THE PHILIPPINE SECURITIES REGULATION CODE (“SRC”) AND ARE SUBJECT TO THE SEC’S CONFIRMATION THAT THE TRANSACTION QUALIFIES AS AN EXEMPT TRANSACTION. ANY SUBSEQUENT OFFER OR SALE THEREOF IN THE PHILIPPINES SHALL BE SUBJECT TO THE REGISTRATION REQUIREMENTS UNDER THE SRC, UNLESS SUCH SUBSEQUENT OFFER OR SALE LIKEWISE QUALIFIES AS, OR HAS BEEN CONFIRMED AS, AN EXEMPT TRANSACTION PURSUANT TO SECTION 10 OF THE SRC.

AWARD AGREEMENT WITH RESPECT TO
RESTRICTED STOCK UNITS AND PERFORMANCE SHARE UNITS

ADDENDUM FOR PARTICIPANTS RESIDING IN PUERTO RICO

TransUnion, a Delaware corporation with its principal place of business at 555 West Adams, Chicago, IL 60661 (“TransUnion”) and the above-named employee who resides in Puerto Rico, having entered into this Award Agreement as of the date of grant (the “Award Agreement”) hereby agree to and do amend the Award Agreement as follows. In all other respects, and except as expressly modified herein, all other terms and conditions of the Award Agreement shall remain in full force and effect.

Terms and Conditions

1.    Noncompetition. The Participant acknowledges and agrees with the Company that the Participant’s services to the Company are unique in nature and that the Company would be irreparably damaged if Participant were to provide or engage in Competitive Business Activity on behalf of any Competitor during the Restricted Period as defined below. Participant accordingly covenants and agrees with the Company that during the period commencing with the date of this Award Agreement and, (i) for Directors and Senior Directors in non-sales positions subject to this Award Agreement, ending on the date that is six (6) months following the termination of the Participant’s employment with the Company for any reason, or (ii) for Vice Presidents, Senior Vice Presidents, and Executive Vice Presidents subject to this Award Agreement, as well as sales positions for all other positions, ending on the date that is twelve (12) months following the termination of the Participant’s employment with Company for any reason (as applicable, the “Restricted Period”), the Participant shall not, during the Participant’s Restricted Period, directly or indirectly, either for himself or herself or for any other individual, corporation, partnership, joint venture or other entity, participate in any Competitive Business Activity on behalf of any Competitor. For purposes of this Award Agreement, the term “participate in” (with the term “participating in” having a correlative meaning with the foregoing) shall include, without limitation, being employed by, consulting for, having any direct or indirect interest in any corporation, partnership, joint venture or other entity, whether as a sole proprietor, owner, stockholder, partner, joint venturer, creditor or otherwise, or rendering any direct or indirect service or assistance to any individual, corporation, partnership, joint venture or other business entity (whether as a director, officer, manager, supervisor, employee, agent, consultant or otherwise) in the same or a similar capacity to that in which participant is employed by the Company. The foregoing restrictions on the Participant are not applicable to any passive investment made by the Participant in any public entity that is or includes a Competitor, provided such investment is not greater than 3% of market value of such public entity.

2.    Geographic Scope. The provisions of Section 8 shall apply to any territory, region or geography in Puerto Rico that the Participant serviced or had responsibility for on behalf of the Company or for which the Participant had access to Confidential Information about through the Participant’s position and responsibilities at the Company during the twelve (12) months preceding the termination of the Participant’s employment, or during the period from the date of this Award Agreement to the date of the termination of the Participant’s employment with the Company.

3.    Governing Law. This Award Agreement shall be construed and interpreted in accordance with the laws of the State of Delaware, without regard to the principles of conflicts of law thereof. Notwithstanding anything contained in this Award Agreement, the Grant Notice or the Plan to the contrary, if any suit or claim is instituted by the Participant or the Company relating to this Award Agreement, the Grant Notice or the Plan, the Participant hereby submits to the exclusive jurisdiction of and venue in the courts of Delaware.

AWARD AGREEMENT WITH RESPECT TO
RESTRICTED STOCK UNITS AND PERFORMANCE SHARE UNITS

ADDENDUM FOR PARTICIPANTS RESIDING IN SOUTH AFRICA

TransUnion, a Delaware corporation with its principal place of business at 555 West Adams, Chicago, IL 60661 (“TransUnion”) and the above-named employee who resides in South Africa, having entered into this Award Agreement as of the date of grant (the “Award Agreement”) hereby agree to and do amend the Award Agreement as follows. In all other respects, and except as expressly modified herein, all other terms and conditions of the Award Agreement shall remain in full force and effect.

Notice of Private Offering. The information contained in the Plan, the Grant Notice and the Award Agreement is strictly private and confidential and for the attention of the addressee only. Any offer or invitation contained herein is open for acceptance by the addressee only and, as such, does not constitute an offer to the public as envisaged in Chapter 4 of the South African Companies Act, 2008 (the “Companies Act”). Consequently, the Plan, the Grant Notice and the Award Agreement have not been and are not required to be registered with the Companies and Intellectual Property Commission as a prospectus as contemplated in Chapter 4 of the Companies Act and does not constitute an “advertisement” as contemplated in Section 98 of the Companies Act.

Employment Law Policy and Acknowledgement. By accepting the award of Restricted Stock Units and/or Performance Share Units, the Participant acknowledges that (i) awards granted under the Plan, the Grant Notice, and the Award Agreement and any other related benefits thereunder are entirely discretionary; (ii) the Plan, the Grant Notice, and the Award Agreement do not form part of the Participant’s terms and conditions of employment; and (iii) the income or value from the vesting of the Restricted Stock Units and Performance Share Units shall not form part of the Participant’s remuneration for purposes of calculating any annual leave, severance pay, and notice pay due to the Participant in law, any employment policy, or their contract of employment.

Termination for Cause. Without derogating from the definition of “Cause” in the Plan, and unless otherwise determined by the Committee, a termination for Cause shall also include termination of a Participant’s employment by reason of the Participant’s (i) gross misconduct; (ii) poor work performance; and/or (iii) resignation where it does not amount to a Constructive Termination.
Data Protection. By entering into this Award Agreement, the Participant hereby explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of the Participant’s personal information as described in this Award Agreement and any other award grant materials by and among, as applicable, the Company and any Affiliate for the exclusive purpose of implementing, administering and managing the Participant’s participation in the Plan.
By entering into this Award Agreement, the Participant acknowledges that his or her personal information a will be processed and disclosed as follows: by the Company, or any Affiliate employing the Participant as they are required to collect, process and utilise the personal information or other relevant information pertaining to the Participant for purposes directly relevant to the Award granted to the Participant, and to disclose or transfer such information to other Affiliates and, if necessary, a third party (including any broker, registrar or administrator) for the purpose of administering the Plan; by the Company or any Affiliate employing the Participant and any such third party so that they may require such information for the purpose of administering the Plan, provided that such information shall be kept confidential and shall not be used by any of them for any purposes not related to the administration of the Plan; by the Company or any Affiliate employing the Participant and any such third party (any of which may be located in South Africa or outside of South Africa so that they may transfer the personal information or other relevant information pertaining to the Participant in South Africa or outside of South Africa for the purpose of administering the Plan (in which case the transfer shall be governed by “model contract clauses” or equivalent measures ensuring an adequate level of protection as required under South African data protection laws); and by and to any future purchaser of the Company or any Affiliate employing the Participant, or any future purchaser of their respective undertakings or any parts thereof, for the purpose of administering the Plan and/or confirming the Participant’s entitlement to an Award and/or any Restricted Stock Units and Performance Share Units where such entitlement is relevant to Award.

By entering into this Award Agreement, the Participant acknowledges that the purposes described in this Award Agreement are necessary for the performance of the Plan or are otherwise necessary for pursuing the legitimate interests of the Company or any Affiliate employing the Participant in connection with the administration of the Plan. Should the Participant exercise any data subject rights in relation to his or her personal information, such as the right of objection or deletion, the Participant acknowledges that it may no longer be possible to administer the Plan in respect of the Participant. In that case the Awards may lapse and shall not be capable of vesting and the Participant shall be deemed to have waived (without any right to compensation) any right to Restricted Stock Units and Performance Share Units which are being held on his behalf.

AWARD AGREEMENT WITH RESPECT TO
RESTRICTED STOCK UNITS AND PERFORMANCE SHARE UNITS

ADDENDUM FOR PARTICIPANTS RESIDING IN SPAIN

TransUnion, a Delaware corporation with its principal place of business at 555 West Adams, Chicago, IL 60661 (“TransUnion”) and the above-named employee who resides in Spain, having entered into this Award Agreement as of the date of grant specified above (the “Award Agreement”) hereby agree to and do amend the Award Agreement as follows. In all other respects, and except as expressly modified herein, all other terms and conditions of the Award Agreement shall remain in full force and effect.

Section 2, Termination of Employment. Notwithstanding anything to the contrary in the Plan, the Grant Notice or the Award Agreement, Section 2(b) of the Grant Notice (regarding prorated vesting of Restricted Stock Units or Performance Share Units upon the Participant’s Retirement) is hereby revised to delete the requirement that the Participant must execute a general release and waiver of claims in a form and manner determined by the Company.

Consent to Receive Information in English. By accepting the award of Restricted Stock Units or Performance Share Units, the Participant confirms having read and understood the Plan and the Award Agreement, which were provided in the English language. The Participant accepts the terms of those documents accordingly. Al aceptar esta adjudicación gratuita de acciones, confirma que ha leído y comprendido el Plan y el presente Acuerdo, incluidos todos sus términos y condiciones, que se han facilitado en lengua inglesa. Usted acepta las disposiciones de estos documentos con pleno conocimiento del contenido de los mismos.

Employment Law Policy and Acknowledgement. By accepting the award of Restricted Stock Units or Performance Share Units, the Participant acknowledges that (i) equity awards granted pursuant to the Plan, the Grant Notice and the Award Agreement and any other related benefits awards under the Plan are discretionary, and (ii) the Plan, the Grant Notice and the Award Agreement are not a part of the terms and conditions of the Participant’s employment.

Responsibility for Taxes and Tax Withholding Obligations. This provision supplements Section 18 of the Award Agreement and Section 14(d) of the Plan: Without limiting the Company’s and its Affiliates’ authority to satisfy their withholding obligations for taxes as set forth in Section 18 of the Award Agreement and Section 14(d) of the Plan, in accepting the award of Restricted Stock Units or Performance Share Units, the Participant authorizes the Company and/or its applicable Affiliate to withhold shares of Common Stock otherwise deliverable to the Participant upon vesting or settlement to satisfy any required tax withholding, regardless of whether the Company or its Affiliate have an obligation to withhold such amounts.

Foreign Ownership Reporting. The Participant is required to report all foreign accounts (whether open, current or closed) to the Spanish tax authorities when filing his or her annual tax return.  The Participant should consult his or her personal advisor to ensure compliance with applicable reporting obligations.

Data Protection. By entering into this Award Agreement, the Participant hereby explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of the participant’s personal data as described in this Award Agreement and any other award grant materials by and among, as applicable, the Company and any Affiliate for the exclusive purpose of implementing, administering and managing the Participant’s participation in the Plan.
By entering into this Award Agreement, the Participant acknowledges that his or her personal data will be processed and disclosed as follows: by the Company, or any Affiliate employing the Participant as they are required to collect, process and utilise the personal information or other relevant information pertaining to the Participant for purposes directly relevant to the Award granted to the Participant, and to disclose or transfer such information to other Affiliates and, if necessary, a third party (including any broker, registrar or administrator) for the purpose of administering the Plan; by the Company or any Affiliate employing the Participant and any such third party so that they may utilise such information for the purpose of administering the Plan, provided that such information shall be kept confidential and shall not be used by any of them for any purposes not related to the administration of the Plan; by the Company or any Affiliate employing the Participant and any such third party (any of which may be located in the EU or outside of the EU) so that they may transfer the personal information or other relevant information pertaining to the Participant in the EU or outside of the EU for the purpose of administering the Plan (in which case the transfer shall be governed by “model contract clauses” or equivalent measures required under EU data protection laws); and by and to any future purchaser of the Company or any Affiliate employing the Participant, or any future purchaser of their respective undertakings or any parts thereof, for the purpose of administering the Plan and/or confirming the Participant’s entitlement to an Award and/or any Common Stock where such entitlement is relevant to Award.

By entering into this Award Agreement, the Participant acknowledges that the purposes described in this Award Agreement are necessary for the performance of the Plan or are otherwise necessary for the legitimate interests of the Company or any Affiliate employing the Participant in connection with the administration of the Plan. Should the Participant exercise any data subject rights in relation to his or her personal data, such as the right of objection or erasure, the Participant acknowledges that it may no longer be possible to administer the Plan in respect of the Participant. In that case the Awards may lapse and shall not be capable of vesting and the Participant shall be deemed to have waived (without any right to compensation) any right to Common Stock which are being held on his behalf.

THE PARTICIPANT SHALL BE PROVIDED WITH THE INFORMATION REGARDING THE FOLLOWING BY THE COMPANY, THE BOARD OR ANY AFFILIATE EMPLOYING THE PARTICIPANT TO THE EXTENT THAT THEY ARE ACTING AS CONTROLLERS OF THE PARTICIPANT'S PERSONAL DATA (SAVE WHERE THE PARTICIPANT ALREADY HAS THE INFORMATION): THE PURPOSE OF THE COLLECTION AND USE OF THE PERSONAL INFORMATION OR OTHER RELEVANT INFORMATION PERTAINING TO THE PARTICIPANT; THE INFORMATION TO BE COLLECTED AND USED; THE PERIOD AND METHOD OF RETENTION AND USE OF THE PERSONAL INFORMATION OR OTHER RELEVANT INFORMATION PERTAINING TO THE PARTICIPANT; DETAILS OF ANY THIRD PARTIES TO WHOM THEIR INFORMATION IS DISCLOSED OR TRANSFERRED INCLUDING THE PURPOSE OF SUCH DISCLOSURE OR TRANSFER AND, WHERE APPLICABLE, THE SAFEGUARDS APPLIED TO ANY TRANSFERS OF DATA OUTSIDE OF THE EU; THE RIGHTS OF THE PARTICIPANT IN RESPECT OF ACCESS TO, RECTIFICATION AND DELETION OF THEIR INFORMATION AND ANY RELATED DISADVANTAGES; WHERE APPLICABLE, THE CONTACT DETAILS OF THE DATA PROTECTION OFFICER OF THE RELEVANT CONTROLLER; AND THE RIGHT TO COMPLAIN TO THE RELEVANT DATA PROTECTION SUPERVISORY AUTHORITY.

AWARD AGREEMENT WITH RESPECT TO
RESTRICTED STOCK UNITS AND PERFORMANCE SHARE UNITS

ADDENDUM FOR PARTICIPANTS RESIDING IN THE UNITED KINGDOM

TransUnion, a Delaware corporation with its principal place of business at 555 West Adams, Chicago, IL 60661 (“TransUnion”) and the above-named employee who resides in the United Kingdom, having entered into this Award Agreement as of the date of grant specified above (the “Award Agreement”) hereby agree to and do amend the Award Agreement as follows. In all other respects, and except as expressly modified herein, all other terms and conditions of the Award Agreement shall remain in full force and effect.

WARNING: The contents of this document have not been reviewed by any regulatory authority in the United Kingdom. You are advised to exercise caution in relation to the offer. If you are in any doubt about any of the contents of this document, you should obtain independent professional advice.

Notice of Private Offering. The Award Agreement, including this Addendum, the Grant Notice, the Plan and other incidental communication materials do not constitute an offer or constitute any part of an offer to the public within the meaning of sections 85 and 102B of the Financial Services and Markets Act 2000 (as amended) (“FSMA”) or otherwise. Accordingly such documents and communications do not, and are not intended to, constitute a prospectus within the meaning of section 85 of FSMA and have not been drawn up in accordance with the prospectus rules of the United Kingdom Listing Authority (being the Financial Conduct Authority acting in its capacity as the competent authority for the purposes of Part VI of FSMA) made in accordance with section 73A of FSMA as amended from time to time pursuant to the Prospectus Regulation 2017 (EU 2017/1129) (which forms part of UK domestic law pursuant to the European Union (Withdrawal) Act 2018) or approved by or filed with the Financial Conduct Authority or any other competent authority.

Income Taxes and National Insurance Contributions.  The Participant hereby agrees to indemnify the Company and any member of the Company Group in respect of any income tax or employees' (but not employers') Class 1 National Insurance Contributions in relation to any Award under the Plan (including, without limitation, on the vesting of any Award) and agrees (without limitation) that Section 14(d) of the Plan shall apply in respect of the collection such taxes and the satisfaction of the obligations of the Company or any member of the Company Group in respect of the same.

If payment or withholding of the income tax in connection with the Restricted Stock Units or Performance Share Units is not made within ninety (90) days of the end of the UK tax year in which the income tax liability arises or such other period specified in Section 222(1)(c) of the UK Income Tax (Earnings and Pensions) Act 2003 (the “Due Date”), the amount of any uncollected income tax shall constitute a loan owed by the Participant to the Company (or the employer of the Participant as the case may be), effective as of the Due Date. The Participant agrees that the loan will bear interest at the then current official rate of Her Majesty`s Revenue and Customs (“HMRC”), it shall be immediately due and repayable, and the Company (or the employer of the Participant) may recover it at any time by any of the means referred to in Section 14(d) of the Plan or by deducting such amount out of wages or other cash compensation otherwise payable to the Participant by the Company and/or the Participant`s employer. Notwithstanding the foregoing, if the Participant is an officer or executive director (as within the meaning of Section 13(k) of the U.S. Securities and Exchange Act of 1934, as amended), the terms of the immediately foregoing provision will not apply. In the event that the Participant is an officer or executive director and the full amount of any income tax arising in relation to any Award under the Plan (to the extent such income tax pertains to a “notional payment” as defined in Section 222(1)(a) of ITEPA) is not collected from or paid by the Participant within ninety (90) days after the end of the tax year in which the notional payment is treated as having been made (for the purposes of Section 222 of ITEPA), or such other period specified in Section 222(1)(c) of ITEPA, the amount of any uncollected income tax may constitute a benefit to the Participant on which additional income tax and National Insurance contributions may be payable. The Participant acknowledges that the Company or the Employer may recover any such additional income tax and (to the extent permitted by law) National Insurance contributions at any time thereafter by any of the means referred to in this Agreement or the Plan.

Eligible Persons.  Notwithstanding anything to the contrary contained in the Plan, all employees, including employees employed on a part-time or temporary basis, who provide services in the United Kingdom and are employed by a Group Company domiciled in the United Kingdom shall be treated as Eligible Persons under Section 6 of the Plan. Other Eligible Persons (including consultants or non-employee directors) who are not employees are not eligible to receive Restricted Stock Units or Performance Share Units under the Plan.

Employment Law Policy and Acknowledgement. By accepting the award of Restricted Stock Units or Performance Share Units, the Participant acknowledges that (i) equity awards granted pursuant to the Plan, the Grant Notice and the Award Agreement and any other related benefits awards under the Plan are discretionary, (ii) the Plan, the Grant Notice and the Award Agreement are not a part of the terms and conditions of the Participant’s employment; and (iii) the income from the vesting of the Restricted Stock Units and Performance Share Units, if any, is not part of the Participant’s remuneration from employment and is not to be considered in valuing employment benefits or severance payable in the event of the Participant’s termination of employment.

Data Privacy. By accepting the award of Restricted Stock Units or Performance Share Units:

(1)    The Participant hereby explicitly and unambiguously consents to the collection, use, processing and transfer, in electronic or other form, of his or her personal data as described in the Award Agreement by and among, as applicable, the Company and any of its Subsidiaries for the exclusive purpose of implementing, administering and managing the Participant’s participation in the Plan and, where applicable, the Company’s legitimate interest of complying with contractual or statutory obligations to which it is subject.

(2)    The Participant understands that the Company and any Subsidiary may hold certain personal information about the Participant, including, but not limited to, the Participant’s name, home address and telephone number, e-mail address, date of birth, social security number or equivalent, salary, nationality, job title, any shares of stock or directorships held in the Company, details of all Restricted Stock Units and Performance Share Units or any other entitlement to shares awarded, canceled, vested, unvested or outstanding in the Participant’s favor and any other personal information which could identify the Participant and is necessary for the administration of the Plan (“Data”), for the purpose of implementing, administering and managing the Plan.
(3)    The Participant understands that Data may be transferred to a third-party stock plan service provider, as may be selected by the Company from time to time, which may assist in the implementation, administration and management of the Plan. The Participant understand that the recipients of the Data may be located in the United States or elsewhere, and that the recipient country (e.g., the United States) may have different data privacy laws and protections than the Participant’s country. The Company may also share anonymised information with other third parties, but only where the information cannot realistically be identified as relating to the Participant. The Participant understands that he or she may request a list with the names and addresses of any potential recipients of the Data by contacting his or her local human resources representative. The Participant authorizes the Company, the third-party stock plan service provider and other possible recipients which may assist the Company (presently or in the future) with implementing, administering and managing the Plan to receive, possess, use, retain and transfer the Data, in electronic or other form, for the sole purpose of implementing, administering and managing the Participant’s participation in the Plan, including any requisite transfer of such Data as may be required to a broker, escrow agent or other third party with whom the shares of Common Stock received upon vesting of the Restricted Stock Units and Performance Share Units may be deposited. The Participant understands that Data will be held only as long as is necessary to implement, administer and manage the Participant’s participation in the Plan. The Participant understands that he or she may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting his or her local human resources representative. Further, the Participant understands that he or she is providing the consents herein on a purely voluntary basis. If the Participant does not consent, or if he or she later seeks to revoke consent, the Participant’s employment status or service with the Participant’s employer will not be adversely affected; the only consequence of refusing or withdrawing consent is that the Company would not be able to grant Restricted Stock Units or Performance Share Units or other equity awards to the Participant or administer or maintain such awards.

AWARD AGREEMENT WITH RESPECT TO
RESTRICTED STOCK UNITS AND PERFORMANCE SHARE UNITS

ADDENDUM FOR PARTICIPANTS RESIDING IN ZAMBIA

TransUnion, a Delaware corporation with its principal place of business at 555 West Adams, Chicago, IL 60661 (“TransUnion”) and the above-named employee who resides in Zambia, having entered into this Award Agreement as of the date of grant (the “Award Agreement”) hereby agree to and do amend the Award Agreement as follows. In all other respects, and except as expressly modified herein, all other terms and conditions of the Award Agreement shall remain in full force and effect.

Notice of No Guarantee of Continued Employment. By accepting the award of Restricted Stock Units or Performance Share Units, the Participant acknowledges and agrees that the benefits under the Plan are separate and distinct from the Participant’s contract of employment and do not form part of the terms and conditions of the Participant’s employment, and that nothing in the Plan will prevent the Participant’s employer from terminating his or her employment in accordance with the terms of the Participant’s employment arrangement.

Notice of Private Offering. This Award Agreement, including its Addendum, Grant Notice, Plan, and other related communication materials, does not constitute an offer to the public as defined under the Companies Act No. 10 of 2017 of Zambia. Accordingly, these documents and communications are not intended to constitute a prospectus as required for public offerings under the Securities Act No. 41 of 2016 of Zambia and have not been registered with or approved by the Securities and Exchange Commission.

Employment Law Policy and Acknowledgement. By accepting the award of Restricted Stock Units and/or Performance Share Units, the Participant acknowledges that (i) awards granted under the Plan, the Grant Notice, and the Award Agreement and any other related benefits thereunder are entirely discretionary; (ii) the Plan, the Grant Notice, and the Award Agreement do not form part of the Participant’s terms and conditions of employment; and (iii) the income or value from the vesting of the Restricted Stock Units and Performance Share Units shall not form part of the Participant’s remuneration for purposes of calculating any annual leave, severance pay, and notice pay due to the Participant in law, any employment policy, or their contract of employment.

Termination for Cause.In accordance with the Employment Code Act No. 3 of 2019, and unless otherwise determined by the Committee, a termination for cause includes termination of a Participant's employment due to the Participant's (i) gross misconduct inconsistent with the terms of the employment contract; (ii) habitual neglect of duties or substantial lack of performance; and/or (iii) resignation resulting from the employer's conduct that would entitle the Participant to claim constructive dismissal under Zambian law.

Data Protection. By entering into this Award Agreement, the Participant consents to the collection, processing, and transfer of their personal data by the Company and its Affiliates exclusively for implementing, administering, and managing the Participant's involvement in the Plan. The Participant acknowledges that:
1.    Purpose of Data Processing: The Company and its Affiliates will process the Participant's personal data solely for purposes related to the administration of the Plan.
2.    Data Sharing and Confidentiality: Personal data may be shared with third parties (e.g., brokers, registrars, administrators) as necessary for Plan administration. All parties are obligated to maintain the confidentiality and security of the data and are prohibited from using it for unrelated purposes.
3.    Cross-Border Data Transfer: The Participant's personal data may be transferred to jurisdictions outside Zambia. Such transfers will comply with the Zambia Data Protection Act No. 3 of 2021, ensuring that standard contracts or intragroup schemes approved by the Data Protection Commissioner are in place to protect the data.
4.    Data Subject Rights: The Participant has the right to withdraw consent, access, correct, or object to the processing of their personal data. Exercising these rights may affect the Company's ability to administer the Participant's involvement in the Plan, potentially leading to the lapse of Awards without compensation.
5.    Data Retention: The Company will retain the Participant's personal data only as long as necessary for Plan administration and compliance with legal obligations.
6.    Data Security Measures: Appropriate technical and organizational measures will be implemented to protect the Participant's personal data against unauthorized access, loss, or destruction.
Income Taxes.  The Participant hereby agrees to indemnify the Company and any member of the Company Group in respect of any income tax in relation to any Award under the Plan (including, without limitation, on the vesting of any Award) and agrees (without limitation) that Section 14(d) of the Plan shall apply in respect of the collection of such taxes and the satisfaction of the obligations of the Company or any member of the Company Group in respect of the same.

AWARD AGREEMENT WITH RESPECT TO
RESTRICTED STOCK UNITS AND PERFORMANCE SHARE UNITS

ADDENDUM FOR PARTICIPANTS RESIDING IN CALIFORNIA

TransUnion, a Delaware corporation with its principal place of business at 555 West Adams, Chicago, IL 60661 (“TransUnion”) and the above-named Participant who resides in the State of California, having entered into this Award Agreement as of the date of grant (the “Award Agreement”) hereby amend the Award Agreement as follows. In all other respects, and except as expressly modified herein, all other terms and conditions of the Award Agreement shall remain in full force and effect.

Section 7, Noncompetition. Section 7 is amended to limit the definition of “Restricted Period” to the period commencing on the date of the Award Agreement and ending on the date Participant’s employment with the Company ends for any reason.
Section 9 and 10, Nonsolicitation. Sections 9 and 10 are amended to limit the period of restriction to the period commencing on the date of the Award Agreement and ending on the date Participant’s employment with the Company ends for any reason.
Section 29, Governing Law. Section 29 of the Award Agreement is amended to substitute “California” for “Delaware” with respect to governing law, jurisdiction and venue.

AWARD AGREEMENT WITH RESPECT TO
RESTRICTED STOCK UNITS AND PERFORMANCE SHARE UNITS

ADDENDUM FOR PARTICIPANTS RESIDING IN COLORADO

TransUnion, a Delaware corporation with its principal place of business at 555 West Adams, Chicago, IL 60661 (“TransUnion”) and the above-named Participant who resides in the State of Colorado, having entered into this Award Agreement as of the date of grant (the “Award Agreement”) hereby agree to and do amend the Award Agreement as follows. In all other respects, and except as expressly modified herein, all other terms and conditions of the Award Agreement shall remain in full force and effect.

Section 7, Noncompetition; Sections 9 and 10, Nonsolicitation. The Participant acknowledges and agrees that Sections 7, 9 and 10 are necessary for the protection of the Company’s Trade Secrets within the meaning of Colo. Rev. Stat. § 8-2-113. However, the post-employment restrictions set forth in Sections 7, 9 and 10 shall not apply if the Participant’s earnings are below the wage thresholds set forth in Colo. Rev. Stat. § 8-2-113(2)(b), (cd) upon entering into this Award Agreement and upon enforcement.
Section 29, Governing Law. Section 29 of the Award Agreement is amended to substitute “Colorado” for “Delaware” with respect to governing law, jurisdiction and venue.

Additional Notice to Participant: The Award Agreement contains restrictive covenants, including a covenant not to compete and covenants not to solicit that could restrict Participant’s options for subsequent employment following his/her separation from the Company. Participant is directed to closely review Sections 7, 9 and 10 of the Award Agreement. Participant acknowledges receiving separate notice (“Notice”) of the Award Agreement’s restrictive covenants in accordance with Colorado’s Act Concerning Restrictive Employment Agreements. Notwithstanding anything in this Award Agreement to the contrary, the Award Agreement shall not take effect until the later of (i) the date of Participant’s signature hereto or (ii) fourteen (14) days after Participant’s receipt of both the Award Agreement and the Notice.

AWARD AGREEMENT WITH RESPECT TO
RESTRICTED STOCK UNITS AND PERFORMANCE SHARE UNITS

ADDENDUM FOR PARTICIPANTS RESIDING IN DISTRICT OF COLUMBIA

TransUnion, a Delaware corporation with its principal place of business at 555 West Adams, Chicago, IL 60661 (“TransUnion”) and the above-named Participant who resides in the District of Columbia having entered into this Award Agreement as of the date of grant (the “Award Agreement”) hereby agree to and do amend the Award Agreement as follows. In all other respects, and except as expressly modified herein, all other terms and conditions of the Award Agreement shall remain in full force and effect.

Section 7, Noncompetition. Section 7 of the Award Agreement shall not apply if the Participant’s earnings are below the wage thresholds set out in D.C. Code § 32-581.01.

Section 29, Governing Law. Section 29 of the Award Agreement is amended to substitute “District of Columbia” for “Delaware” with respect to governing law, jurisdiction and venue.

Additional Notice to Participant. The District’s Ban on Non-Compete Agreements Amendment Act of 2020 limits the use of non-compete agreements. It allows employers to request non-compete agreements from highly compensated employees, as that term is defined in the Ban on Non-Compete Agreements Amendment Act of 2020, under certain conditions. The Company has determined that you are a highly compensated employee. For more information about the Ban on Non-Compete Agreements Amendment Act of 2020, contact the District of Columbia Department of Employment Services (DOES).

Review Period. Participant acknowledges receipt of at least fourteen (14) days to review and execute the Award Agreement; provided, if Participant executes the Award Agreement prior to the expiration of such review period, Participant does so voluntarily and knowingly and waives the remainder of such review period.

AWARD AGREEMENT WITH RESPECT TO
RESTRICTED STOCK UNITS AND PERFORMANCE SHARE UNITS

ADDENDUM FOR PARTICIPANTS RESIDING IN IDAHO

TransUnion, a Delaware corporation with its principal place of business at 555 West Adams, Chicago, IL 60661 (“TransUnion”) and the above-named Participant who resides in the State of Idaho, having entered into this Award Agreement as of the date of grant (the “Award Agreement”) hereby agree to and do amend the Award Agreement as follows. In all other respects, and except as expressly modified herein, all other terms and conditions of the Award Agreement shall remain in full force and effect.

Section 7, Noncompetition; Sections 9, and 10, Nonsolicitation. Sections 7, 9 and 10 are amended to add the following: The Participant acknowledges and agrees that the Company considers the Participant to be a “key employee,” as that term is defined in Idaho Stat. § 44-2702(1), and that if the Participant becomes employed by or affiliated with a Competitor as that term is defined in this Award Agreement, it is inevitable that the Participant would disclose the Company’s Confidential Information or Trade Secrets. The Participant acknowledges and agrees that the present agreement is intended to protect the Company’s legitimate business interests, including but not limited to Confidential Information and Trade Secrets as defined by Idaho Stat. § 44-2702(2).

AWARD AGREEMENT WITH RESPECT TO
RESTRICTED STOCK UNITS AND PERFORMANCE SHARE UNITS

ADDENDUM FOR PARTICIPANTS RESIDING IN ILLINOIS

TransUnion, a Delaware corporation with its principal place of business at 555 West Adams, Chicago, IL 60661 (“TransUnion”) and the above-named Participant who resides in the State of Illinois having entered into this Award Agreement as of the date of grant (the “Award Agreement”) hereby agree to and do amend the Award Agreement as follows. In all other respects, and except as expressly modified herein, all other terms and conditions of the Agreement shall remain in full force and effect.

Section 7, Noncompetition; Sections 9, and 10, Nonsolicitation. The post-employment restrictions set forth in Sections 7, 9 and 10 shall not apply if the Participant’s earnings are below the wage thresholds set out in Illinois Stat. 820 ILCS 90/10(a) and (b).
Section 29, Governing Law. Section 29 of the Award Agreement is amended to substitute “Illinois” for “Delaware” with respect to governing law, jurisdiction and venue.

Review Period. Participant acknowledges receipt of at least fourteen (14) days to review and execute the Award Agreement; provided, if Participant executes the Award Agreement prior to the expiration of such review period, Participant does so voluntarily and knowingly and waives the remainder of such review period.

AWARD AGREEMENT WITH RESPECT TO
RESTRICTED STOCK UNITS AND PERFORMANCE SHARE UNITS

ADDENDUM FOR PARTICIPANTS RESIDING IN LOUISIANA

TransUnion, a Delaware corporation with its principal place of business at 555 West Adams, Chicago, IL 60661 (“TransUnion”) and the above-named Participant who resides in the State of Louisiana having entered into this Award Agreement as of the date of grant (the “Award Agreement”) hereby agree to and do amend the Award Agreement as follows. In all other respects, and except as expressly modified herein, all other terms and conditions of the Award Agreement shall remain in full force and effect.

Section 8. The term “Restricted Territory” as defined in Section 8 and applied in Section 7 and below shall be amended to mean the following parishes in Louisiana, provided that the Company carries on a like business therein as of the termination of Participant’s employment: Acadia, Allen, Ascension, Assumption, Avoyelles, Beauregard, Bienville, Bossier, Caddo, Calcasieu, Caldwell, Cameron, Catahoula, Claiborne, Concordia, DeSoto, East Baton Rouge, East Carroll, East Feliciana, Evangeline, Franklin, Grant, Iberia, Iberville, Jackson, Jefferson, Jefferson Davis, Lafayette, Lafourche, LaSalle, Lincoln, Livingston, Madison, Morehouse, Natchitoches, Orleans, Ouachita, Plaquemines, Pointe Coupee, Rapides, Red River, Richland, Sabine, St. Bernard, St. Charles, St. Helena, St. James, St. John the Baptist, St. Landry, St. Martin, St. Mary, St. Tammany, Tangipahoa, Tensas, Terrebonne, Union, Vermilion, Vernon, Washington, Webster, West Baton Rouge, West Carroll, West Feliciana and Winn.

Section 9, Nonsolicitation. The restrictions set forth in Section 9 shall be limited to the Restricted Territory.

Section 29, Governing Law. Section 29 of the Award Agreement is amended to substitute “Louisiana” for “Delaware” with respect to governing law, jurisdiction and venue.

AWARD AGREEMENT WITH RESPECT TO
RESTRICTED STOCK UNITS AND PERFORMANCE SHARE UNITS

ADDENDUM FOR PARTICIPANTS RESIDING IN MAINE

TransUnion, a Delaware corporation with its principal place of business at 555 West Adams, Chicago, IL 60661 (“TransUnion”) and the above-named Participant who resides in the State of Maine, having entered into this Award Agreement as of the date of grant (the “Award Agreement”) hereby agree to and do amend the Award Agreement as follows. In all other respects, and except as expressly modified herein, all other terms and conditions of the Award Agreement shall remain in full force and effect.

Section 7, Noncompetition; Sections 9, and 10, Nonsolicitation. Sections 7, 9 and 10 are amended to add the following language:
The Participant acknowledges and agrees that the restrictions set forth in Sections 7, 9 and 10 of the Award Agreement are intended to protect the Company’s legitimate business interests, including but not limited to Confidential Information and Trade Secrets as defined by 26 M.R.S. § 599-A(2). The post-employment restrictions set forth in Sections 7, 9 and 10 shall not apply if the Participant’s earnings are at or below 400% of the federal poverty level as set forth in 26 M.R.S. § 599-A(1). The Participant further acknowledges and agrees that the restrictions set forth in Sections 7, 9 and 10 of the Award Agreement do not take effect until after one year of the employee's employment with the employer or a period of six (6) months from the date the Award Agreement is signed, whichever is later. 26 M.R.S. § 599-A(5).

AWARD AGREEMENT WITH RESPECT TO
RESTRICTED STOCK UNITS AND PERFORMANCE SHARE UNITS

ADDENDUM FOR PARTICIPANTS RESIDING IN MARYLAND

TransUnion, a Delaware corporation with its principal place of business at 555 West Adams, Chicago, IL 60661 (“TransUnion”) and the above-named Participant who resides in Maryland having entered into this Award Agreement as of the date of grant (the “Award Agreement”) hereby agree to and do amend the Award Agreement as follows. In all other respects, and except as expressly modified herein, all other terms and conditions of the Award Agreement shall remain in full force and effect.

Section 7, Noncompetition. Section 7 of the Award Agreement shall not apply if the Participant’s earnings are below the wage thresholds set out in Maryland Labor & Empl. Code Ann. § 3-716.

AWARD AGREEMENT WITH RESPECT TO
RESTRICTED STOCK UNITS AND PERFORMANCE SHARE UNITS

ADDENDUM FOR PARTICIPANTS RESIDING IN MASSACHUSETTS

TransUnion, a Delaware corporation with its principal place of business at 555 West Adams, Chicago, IL 60661 (“TransUnion”) and the above-named Participant who resides in the Commonwealth of Massachusetts, having entered into this Award Agreement as of the date of grant (the “Award Agreement”) hereby agree to and do amend the Award Agreement as follows. In all other respects, and except as expressly modified herein, all other terms and conditions of the Award Agreement shall remain in full force and effect.

Section 7, Noncompetition. If Massachusetts law governs Section 7 as provided below, Section 7 of the Award Agreement is amended to add that the post-employment restrictions under Section 7 shall not apply to the Participant unless the Participant’s employment is terminated due to either (i) a voluntary termination of employment by the Participant or (ii) any involuntary termination other than a termination of employment without “cause” or in which the Participant is “laid off,” as the terms “cause” and “laid off” are used in the Massachusetts Noncompetition Agreement Act, M.G.L. c. 149, § 24L(c).  In addition, and notwithstanding any other provision to the contrary in the Award Agreement, Section 7 shall not apply to the Participant if the Participant is classified as a nonexempt employee for purposes of the Fair Labor Standards Act, 29 U.S.C. § 201 et seq.
In the event the Participant breaches his/her fiduciary duty to the Company, if any, or unlawfully takes any physical or electronical property belonging to the Company as reasonably determined by the Company, the Restricted Period shall be extended for one additional year, for a maximum period of two years immediately following the Participant’s termination of employment from the Company.

The Award Agreement, as amended by this addendum, shall not become effective until at least ten (10) business days after notice of the Award Agreement, which includes the non-competition covenant, has been provided to the Participant.
Section 29, Governing Law is replaced as follows. Except as provided herein, this Award Agreement shall be construed and interpreted in accordance with the laws of the State of Delaware, without regard to the principles of conflicts of law thereof and, if any suit or claim is instituted by the Participant or the Company relating to this Award Agreement, the Grant Notice or the Plan, the Participant hereby submits to the exclusive jurisdiction of and venue in the courts of Delaware; provided, if the Participant works or resides in the Commonwealth of Massachusetts at any point during the thirty (30) day period prior to Participant’s termination of employment, then Sections 6, 7, 9 and 10 shall be governed by the laws of Massachusetts. Further, notwithstanding the foregoing, the Participant hereby consents to the personal jurisdiction of the state and federal courts situated within Massachusetts for sole purpose of enforcing Sections 6, 7, 9 and 10 of the Award Agreement, and waives any objection that the Participant might have to personal jurisdiction or venue in those courts. The Company and the Participant agree that all civil actions relating to Section 7 of this Award Agreement shall be brought in the county of Suffolk, Massachusetts and that the superior court or the business litigation session of the superior court shall have exclusive jurisdiction.

Additional Acknowledgments.  The Participant acknowledges each of the following:
33. The terms of the Award pursuant to the Award Agreement constitute fair and reasonable consideration independent from the continuation of employment for the obligations of Sections 7, 9 and 10 of the Award Agreement.
34. The Award also constitutes mutually agreed-upon consideration for the obligations in Sections 7, 9 and 10 in lieu of any garden leave payments.  The Participant further acknowledges that the Participant had the option of declining the Award and thereby declining to enter into this Award Agreement, including Sections 7, 9 and 10 and freely chose to enter into this Award Agreement.
35. Any changes to the Participant's position, duties, compensation or other terms and conditions of employment, whether material or not, shall not affect the enforceability of the restrictive covenants set forth in Sections 6-12, which shall continue in full force and effect pursuant to their terms.

AWARD AGREEMENT WITH RESPECT TO
RESTRICTED STOCK UNITS AND PERFORMANCE SHARE UNITS
ADDENDUM FOR PARTICIPANTS RESIDING IN MINNESOTA

TransUnion, a Delaware corporation with its principal place of business at 555 West Adams, Chicago, IL 60661 (“TransUnion”) and the above-named Participant who resides in the State of Minnesota, having entered into this Award Agreement as of the date of grant (the “Award Agreement”) hereby agree to and do amend the Award Agreement as follows. In all other respects, and except as expressly modified herein, all other terms and conditions of the Award Agreement shall remain in full force and effect.

Section 7, Noncompetition. If Participant resides or primarily works for the Company in the state of Minnesota, Section 7 is amended to limit the definition of “Restricted Period” to the period commencing on the date of the Award Agreement and ending on the date Participant’s employment with the Company ends for any reason.

Section 9, Nonsolicitation. Section 9 of the Award Agreement is amended such that the customer and client restrictions in Section 9 are limited to customers and clients with which the Participant had contact.
Section 29, Governing Law. Section 29 of the Award Agreement is amended to substitute “Minnesota” for “Delaware” with respect to governing law, jurisdiction and venue.

AWARD AGREEMENT WITH RESPECT TO
RESTRICTED STOCK UNITS AND PERFORMANCE SHARE UNITS
ADDENDUM FOR PARTICIPANTS RESIDING IN NEBRASKA

TransUnion, a Delaware corporation with its principal place of business at 555 West Adams, Chicago, IL 60661 (“TransUnion”) and the above-named Participant who resides in the State of Nebraska, having entered into this Award Agreement as of the date of grant (the “Award Agreement”) hereby agree to and do amend the Award Agreement as follows. In all other respects, and except as expressly modified herein, all other terms and conditions of the Award Agreement shall remain in full force and effect.

Section 14(f), Certain Definitions. “Restricted Customer” is replaced with the following.
(f)    “Restricted Customer” means each and every customer with whom the Company has a present, anticipated or ongoing business relationship or with whom Company conducted business within the twelve (12) months immediately preceding the termination of the Participant’s employment and with whom/which the Participant in the twenty-four (24) months preceding his or her termination from the Company actually did business and/or had personal contact.

AWARD AGREEMENT WITH RESPECT TO
RESTRICTED STOCK UNITS AND PERFORMANCE SHARE UNITS

ADDENDUM FOR PARTICIPANTS RESIDING IN NORTH DAKOTA

TransUnion, a Delaware corporation with its principal place of business at 555 West Adams, Chicago, IL 60661 (“TransUnion”) and the above-named Participant who resides in the State of North Dakota, having entered into this Award Agreement as of the date of grant (the “Award Agreement”) hereby agree to and do amend the Award Agreement as follows. In all other respects, and except as expressly modified herein, all other terms and conditions of the Award Agreement shall remain in full force and effect.
Section 7, Noncompetition. Section 7 is amended to limit the definition of “Restricted Period” to the period commencing on the date of the Award Agreement and ending on the date Participant’s employment with the Company ends for any reason.
Section 9, Nonsolicitation. Section 9 is amended to limit the period of restriction to the period commencing on the date of the Award Agreement and ending on the date Participant’s employment with the Company ends for any reason.
Section 29, Governing Law. Section 29 of the Award Agreement is amended to substitute “North Dakota” for “Delaware” with respect to governing law, jurisdiction and venue.

AWARD AGREEMENT WITH RESPECT TO
RESTRICTED STOCK UNITS AND PERFORMANCE SHARE UNITS

ADDENDUM FOR PARTICIPANTS RESIDING IN OKLAHOMA

TransUnion, a Delaware corporation with its principal place of business at 555 West Adams, Chicago, IL 60661 (“TransUnion”) and the above-named Participant who resides in the State of Oklahoma, having entered into this Award Agreement as of the date of grant (the “Award Agreement”) hereby agree to and do amend the Award Agreement as follows. In all other respects, and except as expressly modified herein, all other terms and conditions of the Award Agreement shall remain in full force and effect.

Section 7, Noncompetition. Section 7 is amended to limit the definition of “Restricted Period” to the period commencing on the date of the Award Agreement and ending on the date Participant’s employment with the Company ends for any reason.

Section 14(f), Certain Definitions. “Restricted Customer” is replaced with the following:
(f)    “Restricted Customer” means each and every customer with whom the Company has a present, anticipated or ongoing business relationship or with whom Company conducted business within the twelve (12) months immediately preceding the termination of the Participant’s employment and with whom the Participant did business and had personal contact.

AWARD AGREEMENT WITH RESPECT TO
RESTRICTED STOCK UNITS AND PERFORMANCE SHARE UNITS

ADDENDUM FOR PARTICIPANTS RESIDING IN OREGON

TransUnion, a Delaware corporation with its principal place of business at 555 West Adams, Chicago, IL 60661 (“TransUnion”) and the above-named Participant who resides in the State of Oregon, having entered into this Award Agreement as of the date of grant (the “Award Agreement”) hereby agree to and do amend the Award Agreement as follows. In all other respects, and except as expressly modified herein, all other terms and conditions of the Award Agreement shall remain in full force and effect.

Section 7, Noncompetition. Notwithstanding anything to the contrary in the Award Agreement, if Participant violates Participant’s non-competition covenants set forth in Section 7 during the Restricted Period, as reasonably determined by the Company, as the Company’s sole remedy Participant shall forfeit any and all vested or unvested Performance Share Units granted hereunder.

AWARD AGREEMENT WITH RESPECT TO
RESTRICTED STOCK UNITS AND PERFORMANCE SHARE UNITS

ADDENDUM FOR PARTICIPANTS RESIDING IN WASHINGTON

TransUnion, a Delaware corporation with its principal place of business at 555 West Adams, Chicago, IL 60661 (“TransUnion”) and the above-named Participant who resides in the State of Washington, having entered into this Award Agreement as of the date of grant (the “Award Agreement”) hereby agree to and do amend the Award Agreement as follows. In all other respects, and except as expressly modified herein, all other terms and conditions of the Award Agreement shall remain in full force and effect.

Section 7, Noncompetition.

Notwithstanding anything in Section 7 to the contrary, if Participant’s employment with the Company ends as a result of an involuntary lay off, the Company has the option of enforcing the post-employment restrictions set forth in Section 7 and paying Participant the equivalent of Participant’s then-current base salary during the Restricted Period or electing to waive the post-employment restrictions set forth in Section 7, in which case Participant will not be entitled to continuation of his/her base salary post-termination.

The post-employment restrictions set forth in Section 7 shall not apply if the Participant’s earnings are below the wage thresholds set forth in the Restrictions on Noncompetition Covenants Bill 5478 as codified in the Revised Code of Washington, Title 49.

Section 14(f), Certain Definitions, “Restricted Customer” is replaced with the following.

(f)    “Restricted Customer” means each and every current customer with whom the Company has a present, anticipated or ongoing business relationship or with whom Company conducted business within the twelve (12) months immediately preceding the termination of the Participant’s employment and with whom the Participant, in the twenty-four (24) months preceding his or her termination with the Company, either had (i) material contact with as part of the Participant’s employment with Company; (ii) responsibility for soliciting or servicing its business on behalf of the Company or (iii) access to proprietary pricing, marketing, sales, or other Confidential Information with respect to such customer.

Section 29, Governing Law. Section 29 of the Award Agreement is amended to substitute “Washington” for “Delaware” with respect to governing law, jurisdiction and venue.

AWARD AGREEMENT WITH RESPECT TO
RESTRICTED STOCK UNITS AND PERFORMANCE SHARE UNITS

ADDENDUM FOR PARTICIPANTS RESIDING IN WISCONSIN

TransUnion, a Delaware corporation with its principal place of business at 555 West Adams, Chicago, IL 60661 (“TransUnion”) and the above-named Participant who resides in the State of Wisconsin, having entered into this Award Agreement as of the date of grant (the “Award Agreement”) hereby agree to and do amend the Award Agreement as follows. In all other respects, and except as expressly modified herein, all other terms and conditions of the Award Agreement shall remain in full force and effect.

Section 6, Nondisclosure of Confidential Information. The Participant’s obligations not to disclose or use the Company’s Confidential Information, if not subject to protection as a trade secret under applicable law, shall apply for twenty-four (24) months following the termination of the Participant’s employment from the Company.

Section 10, Nonsolicitation is replaced with the following.
The Participant further covenants and agrees that during employment with the Company and for twelve (12) months following the termination of the Participant’s employment with the Company for any reason, the Participant shall not, directly or indirectly, induce or attempt to induce any Restricted Employee to leave the employment of the Company on behalf of or for the benefit of a Competitor, or knowingly assist a Competitor to hire such an employee away from the Company.
Section 14(g), Certain Definitions, “Restricted Employee, Agent or Business Partner” is replaced with the following.
(g)     “Restricted Employee, Agent or Business Partner” means each and every individual who is employed or engaged by the Company in a Sensitive Position (i) with whom the Participant had supervisory or managerial responsibility over or material contact within the course of the Participant conducting business on behalf of the Company; or (ii) about whom the Participant had access to Confidential Information. For purposes of this definition, a “Sensitive Position” refers to an employee of the Company who is in a management, supervisory, sales, technology, research and development or similar role where the employee is provided Confidential Information of the Company or is involved in business dealings with the Company’s customers.